PROSPECTUS

VARIFLEX ES VARIABLE ANNUITY

May 1, 2003
As supplemented February 13, 2004

                                                -----------------
                                                Important Privacy
                                                Notice Included

                                                See Back Cover
                                                -----------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                          VARIFLEX ES VARIABLE ANNUITY

                         GROUP FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

             ISSUED BY:                               MAILING ADDRESS:
     SECURITY BENEFIT LIFE                        SECURITY BENEFIT LIFE
       INSURANCE COMPANY                            INSURANCE COMPANY
     ONE SECURITY BENEFIT PLACE                   P.O. BOX 750497
     TOPEKA, KANSAS 66636-0001                    TOPEKA, KANSAS 66675-0497
     1-800-888-2461
--------------------------------------------------------------------------------

   This  Prospectus   describes  the  Variflex  ES  Variable   Annuity  Contract
("Variflex ES Contract" or the "Contract"), a flexible purchase payment deferred variable annuity  contract,  offered by Security Benefit Life Insurance  Company
(the  "Company").  The Contract is  available  for groups in  connection  with a retirement  plan  qualified  under  Section  401,  403(b) or 457 of the Internal
Revenue Code.  The Contract is designed to give you  flexibility in planning for retirement and other financial goals.

   You may allocate  your  purchase  payments to one or more of the  Subaccounts that comprise a separate  account of the Company  called the Variflex®  Separate
Account,  or to the General Account.  Each Subaccount invests in a corresponding mutual fund (the "Underlying  Fund"). The Subaccounts  currently available under the Contract are:

o  AIM V.I. Basic Value   o  PIMCO VIT All Asset       o  SBL Managed Asset
o  AIM V.I. Mid Cap       o  PIMCO VIT Low Duration         Allocation
     Core Equity          o  PIMCO VIT Real Return     o  SBL Equity Income
o  American Century       o  Rydex VT Sector Rotation  o  SBL High Yield
     VP Ultra             o  SBL Equity                o  SBL Small Cap Value
o  American Century       o  SBL Large Cap Value       o  SBL Social Awareness
     VP Value             o  SBL Money Market          o  SBL Mid Cap Value
o  Dreyfus VIF            o  SBL Global                o  SBL Main Street
     International Value  o  SBL Diversified Income         Growth and Income®
o  INVESCO VIF            o  SBL Large Cap Growth      o  SBL Small Cap Growth
     Health Sciences      o  SBL Enhanced Index        o  SBL Select 25
o  INVESCO VIF Real       o  SBL Mid Cap Growth        o  SBL Alpha Opportunity
     Estate Opportunity
o  Oppenheimer Main
     Street Small Cap

   Amounts  allocated to the General  Account will accrue interest at rates that are paid by the Company as described in "The Fixed  Account."  Contract Value in the Fixed Account is guaranteed by the Company.

   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment  performance  of the  Subaccounts.  No minimum  amount of Contract
Value is guaranteed.

   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."

   You may return the Contract  according to the terms of its  Free-Look  Right.
See "Free-Look Right."

   This Prospectus  concisely sets forth  information about the Contract and the
Separate  Account  that you should  know before  purchasing  the  Contract.  The
"Statement of Additional  Information"  dated May 1, 2003,  which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information.  The Statement of Additional Information, as it may be supplemented from time to time, is  incorporated  by reference  into this  Prospectus  and is available  at no charge by writing the Company at One  Security  Benefit  Place,
Topeka, Kansas 66636 or by calling 1-800-888-2461. The contents of the Statement of Additional Information are set forth in this Prospectus.

   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

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   THE SECURITIES AND EXCHANGE  COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES  OR  DETERMINED  IF THE  PROSPECTUS  IS  TRUTHFUL  OR  COMPLETE.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THIS  PROSPECTUS IS ACCOMPANIED BY THE CURRENT  PROSPECTUS FOR THE UNDERLYING
FUNDS.  YOU SHOULD READ THE  PROSPECTUSES  CAREFULLY  AND RETAIN THEM FOR FUTURE
REFERENCE.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR  GUARANTEED  BY
THE FEDERAL DEPOSIT INSURANCE  CORPORATION OR ANY OTHER GOVERNMENT  AGENCY.  THE
VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.

DATE:  MAY 1, 2003, AS SUPPLEMENTED FEBRUARY 13, 2004

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                                TABLE OF CONTENTS

INFORMATION ABOUT THE COMPANY, THE SEPARATE

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO  PURCHASE  THE  CONTRACT  IN YOUR  STATE.  YOU SHOULD NOT
CONSIDER  THIS  PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY
OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON  INFORMATION  CONTAINED IN THIS
PROSPECTUS OR TO WHICH WE HAVE REFERRED  YOU. WE HAVE NOT  AUTHORIZED  ANYONE TO
PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

   ACCUMULATION  PERIOD -- The period commencing on the Contract Date and ending on the  Annuity  Commencement  Date  or,  if  earlier,  when you  terminate  the
Contract,  either through a full withdrawal,  payment of charges,  or payment of the death benefit proceeds.

   ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

   ADMINISTRATIVE  OFFICE -- The Annuity  Administration  Department of Security
Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

   ANNUITANT -- The person that you designate to receive  annuity  payments.  If you  designate  Joint  Annuitants,  "Annuitant"  means  both  Annuitants  unless otherwise stated.

   ANNUITY -- A series of  periodic  income  payments  made by the Company to an
Annuitant,  Joint Annuitant,  or Beneficiary  during the period specified in the
Annuity Option.

   ANNUITY COMMENCEMENT DATE -- The date when annuity payments are to begin.

   ANNUITY  OPTIONS -- Options under the Contract that  prescribe the provisions under which a series of annuity payments is made.

   ANNUITY  PERIOD -- The period  beginning  on the  Annuity  Commencement  Date during which annuity payments are made.

   AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are  automatically  paid from your bank account on a specified day of each month or a salary reduction agreement.

   CONTRACT -- A certificate issued by the Company to Participants under a Group
Allocated Contract as evidence of your benefits under the contract. Certificates under Group Allocated  Contracts are referred to herein as the "Contract" or the
"Contracts."

   CONTRACT  DATE -- The date shown as the Contract  Date in a Contract.  Annual
Contract  anniversaries  are measured from the Contract  Date. It is usually the date that your initial purchase payment is credited to the Contract.

   CONTRACT DEBT -- The unpaid loan balance including loan interest.

   CONTRACTOWNER OR OWNER -- The person in whose name the Contract is issued.

   CONTRACT  VALUE -- The total value of your Contract,  which includes  amounts allocated  to the  Subaccounts  and the Fixed  Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

   DESIGNATED  BENEFICIARY  -- The person having the right to the death benefit, if any,  payable  upon the  death of the  Participant  during  the  Accumulation
Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Participant:  the Primary Beneficiary;  the
Secondary  Beneficiary;  or if neither of the above is alive, the  Participant's estate.

   FIXED ACCOUNT -- An account that is part of the Company's  General Account to which you may  allocate all or a portion of your  Contract  Value to be held for accumulation at fixed rates of interest (which may not be less than 3%) declared periodically by the Company.

   GENERAL  ACCOUNT -- All assets of the Company  other than those  allocated to the Separate Account or to any other separate account of the Company.

   GROUP ALLOCATED  CONTRACT-- A master agreement  between the Contractowner and the Company.

   PARTICIPANT-- A Participant under a Qualified Plan.

   PLAN-- The document or agreement  defining the retirement  benefits and those who are  eligible  to  receive  them.The  Plan is not  part of the  Variflex  ES
Contract and the Company is not a party to the Plan.

   PURCHASE  PAYMENT -- An amount paid to the Company as  consideration  for the
Contract.

   SEPARATE ACCOUNT -- The Variflex Separate Account,  a separate account of the
Company that  consists of accounts,  referred to as  Subaccounts,  each of which invests in a corresponding Underlying Fund.

   SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

   UNDERLYING  FUND -- A  mutual  fund  or  series  thereof  that  serves  as an investment vehicle for its corresponding Subaccount.

   VALUATION  DATE -- Each date on which the Separate  Account is valued,  which currently  includes  each  day  that the New  York  Stock  Exchange  is open for trading.  The New York Stock Exchange is closed on weekends and on the following holidays:  New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day,  and
Christmas Day.

   VALUATION  PERIOD -- A period used in measuring the investment  experience of each  Subaccount of the Separate  Account.  The  Valuation  Period begins at the close  of one  Valuation  Date and  ends at the  close  of the  next  succeeding
Valuation Date.

   WITHDRAWAL  VALUE -- The amount you will receive upon full  withdrawal of the
Contract.  It is equal to Contract  Value less any Contract Debt, any applicable withdrawal  charges,  a pro  rata  administration  charge,  and any  uncollected premium taxes.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the
Contract.  Further  detail is  provided in this  Prospectus,  the  Statement  of
Additional  Information,   and  the  Contract.   Unless  the  context  indicates
otherwise,  the  discussion in this summary and the remainder of the  Prospectus relate to the portion of the Contract involving the Separate Account.  The Fixed
Account is briefly described under "The Fixed Account" and also described in the
Contract.

PURPOSE OF THE CONTRACT -- The group flexible purchase payment deferred variable annuity contract  ("Contract")  described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

   You may purchase a Contract on a group basis in connection  with a retirement plan qualified under Section 401, 403(b) or 457 of the Internal  Revenue Code of
1986, as amended.  These plans are sometimes  referred to in this  Prospectus as
"Qualified Plans."

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS -- The Separate Account is divided
into  accounts  referred  to  as  Subaccounts.   See  "Separate  Account."  Each
Subaccount invests exclusively in shares of a corresponding Underlying Fund. You may allocate all or part of your purchase  payments to the Subaccounts.  Amounts that you allocate to the  Subaccounts  will increase or decrease in dollar value depending on the investment  performance  of the  Underlying  Fund in which such
Subaccount  invests.  You bear the  investment  risk for amounts  allocated to a
Subaccount.

FIXED ACCOUNT -- You may allocate all or part of your  purchase  payments to the
Fixed Account, which is part of the Company's General Account.  Amounts that you allocate  to  the  Fixed  Account  earn  interest  at  rates  determined  at the discretion of the Company and guaranteed to be at least an effective annual rate of 3%. See "The Fixed Account."

PURCHASE  PAYMENTS -- The minimum  purchase  payment is $500, or if you elect an
Automatic Investment Program, is $25. See "Purchase Payments."

CONTRACT  BENEFITS -- You may transfer  Contract Value among the Subaccounts and to and from the Fixed Account,  subject to certain  restrictions as described in
"The Contract" and "The Fixed Account."

   At any time  before  the  Annuity  Commencement  Date,  you may  surrender  a
Contract for its Withdrawal Value, and may make partial  withdrawals,  including systematic  withdrawals,  from Contract Value,  subject to certain  restrictions described in "The Fixed Account" and any  restrictions  imposed by the Plan. See
"Full and Partial  Withdrawals"  and "Federal Tax Matters" for more  information about  withdrawals,  including the 10% penalty tax that may be imposed upon full and partial  withdrawals  (including  systematic  withdrawals) made prior to the
Participant attaining age 59 1/2.

   The Contract  provides for a death benefit upon the death of the  Participant prior to the Annuity Commencement Date. The death benefit will vary depending on the Contract's investment results and the age of the Participant on the Contract
Date. The Company will pay the death benefit  proceeds to the  beneficiary  upon receipt  of due  proof of the  Participant's  death and  instructions  regarding payment.

   The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company  guarantees annuity payments under the fixed
Annuity Options. See "Annuity Period."

FREE-LOOK  RIGHT -- You may return the  Contract  within the  Free-Look  Period, which is generally a ten-day period beginning when you receive the Contract.  In this event,  the Company will refund to you purchase  payments  allocated to the
Fixed  Account  plus the  Contract  Value in the  Subaccounts  plus any  charges deducted  from  Contract  Value in the  Subaccounts.  The  Company  will  refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states where it is required to do so.

CHARGES AND  DEDUCTIONS  -- The Company does not deduct sales load from purchase payments before  allocating them to the Contract Value.  Certain charges will be deducted in connection with the Contract as described below.

   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent  deferred sales charge (which may also be referred to as a withdrawal charge). The withdrawal charge will be waived on withdrawals to the
extent  that  total  withdrawals  in  a  Contract  Year,   including  systematic
withdrawals,  do not exceed the Free Withdrawal  amount defined as follows.  The
Free  Withdrawal  amount is equal in the first  Contract Year to 10% of purchase payments made during the year and, in any  subsequent  Contract  Year, to 10% of
Contract Value as of the first day of that Contract Year. The withdrawal  charge generally  applies to the portion of withdrawals in a Contract Year that exceeds the  Free  Withdrawal  amount  for  that  Contract  Year.  For  the  purpose  of determining  any  withdrawal  charge,  the Company deems  withdrawals to be made first from purchase  payments and then from  earnings.  The amount of the charge will depend on the number of years the purchase  payment has been credited under the Contract according to the following schedule:

                             ===============================
                             AGE OF PURCHASE      WITHDRAWAL
                             PAYMENT IN YEARS       CHARGE
                             -------------------------------
                                    1                 5%
                                    2                 5%
                                    3                 5%
                                    4                 5%
                                    5                 5%
                               6 and later            0%
                             ===============================

   The amount of the withdrawal charge assessed against your Contract will never exceed  5% of  purchase  payments  paid  under the  Contract.  In  addition,  no withdrawal  charge will be assessed upon: (1) payment of death benefit proceeds;
or (2) annuity  options  that  provide for  payments  for life or a period of at least 5 years. See "Contingent  Deferred Sales Charge" for a discussion of other circumstances under which the Company waives the withdrawal charge.

   MORTALITY  AND EXPENSE RISK CHARGE.  The Company  deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.0% of each Subaccount's  average daily net assets.  See "Mortality and
Expense Risk Charge."

   ADMINISTRATION   CHARGE.   The  Company   deducts  from  Contract   Value  an
administration  charge of $15 on each  anniversary  of the  Contract  Date.  Any
administration   charge  will  be  deducted  from  the  Contract  Value  in  the
Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. See "Administration Charge."

   PREMIUM TAX CHARGE.  The Company  assesses a premium tax charge to  reimburse itself for any premium taxes that it incurs with respect to this Contract.  This charge will usually be deducted on  annuitization  or upon full  withdrawal if a premium tax was  incurred by the Company and is not  refundable.  In Maine,  the
Company   deducts  the  premium  tax  from  purchase   payments   applied  to  a
Non-Qualified Plan. Partial withdrawals,  including systematic withdrawals,  may be  subject  to a  premium  tax  charge  if a  premium  tax is  incurred  on the withdrawal by the Company and is not refundable.  The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

   OTHER  EXPENSES.  The Company  pays the  operating  expenses of the  Separate
Account. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying  Fund and are reflected in the net asset value of its shares. For a description of these charges and expenses,  see the Prospectus for each Underlying Fund.

CONTACTING THE COMPANY -- You should direct all written requests,  notices,  and forms  required by the  Contract  and any  questions  or  inquiries  to Security
Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by
phone by calling (785) 438-3112 or 1-800-888-2461.

EXPENSE TABLES

The following  tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

================================================================================
CONTRACT  OWNER  TRANSACTION  EXPENSES are fees and expenses  that you will pay when you purchase the Contract or make  withdrawals  from the
Contract.  The information below does not reflect state premium taxes, which may be applicable to your Contract.
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                                         None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount                        5%(1)
   withdrawn attributable to Purchase Payments)
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                                             None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during  the time that you own the  Contract,  not  including  fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
   Annual Administration Charge                                            $15
--------------------------------------------------------------------------------
   Separate Account Annual Expenses (as a
   percentage of average Contract Value)
--------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge                              1.00%
--------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                                1.00%
--------------------------------------------------------------------------------
1  The amount of the contingent deferred sales charge is determined by reference to the number of years the purchase  payment has remained  credited under the
   Contract.  A free  withdrawal is available in each Contract Year equal to (1)
   10% of purchase  payments in the first Contract Year, and (2) 10% of Contract
   Value at the beginning of the Contract Year in each subsequent Contract Year.
   See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for
   more information.
================================================================================

   The table  below  shows the minimum  and  maximum  total  operating  expenses charged by the  Underlying  Funds.  You will pay the expenses of the  Underlying
Funds  corresponding to the Subaccounts in which you invest during the time that you own the Contract.  More detail  concerning each  Underlying  Fund's fees and expenses is contained in its prospectus.

================================================================================
                                                             MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)            0.58%       2.50%
--------------------------------------------------------------------------------
1  Expenses  deducted  from  Underlying  Fund assets  include  management  fees, distribution  fees,  service fees and other  expenses.  The maximum  expenses above represent the total annual  operating  expenses of that Underlying Fund with the highest total operating expenses, and the minimum expenses represent the total annual  operating  expenses of that Underlying Fund with the lowest total operating expenses.
================================================================================

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract  with the cost of investing in other  variable  annuity  contracts.
These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses.

   The Example  assumes  that you invest  $10,000 in the  Contract  for the time periods indicated. The Example also assumes that your investment has a 5% return each year and  assumes the  maximum  fees and  expense of any of the  Underlying
Funds.  Although  your  actual  costs may be  higher  or  lower,  based on these assumptions, your costs would be:

================================================================================
                                            1         3          5          10
                                           YEAR     YEARS      YEARS      YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at
the end of the applicable time period      $806     $1,541     $2,298     $3,774
--------------------------------------------------------------------------------
If you do not surrender your Contract       353      1,074      1,817      3,774
================================================================================

CONDENSED FINANCIAL INFORMATION

     The following condensed financial  information  presents  accumulation unit values for each of the years in the period ending  December 31, 2002, as well as ending accumulation units outstanding under each Subaccount.

===========================================================================================
                                       2002       2001      2000(c)     1999(b)     1998(a)
-------------------------------------------------------------------------------------------
EQUITY SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $20.60     $23.47      $23.89      $25.40     $21.03
  End of period....................   $15.48     $20.60      $23.47      $23.89     $25.40
Accumulation units outstanding
  at the end of period.............    1,838      2,241       2,020       1,322         25
-------------------------------------------------------------------------------------------
LARGE CAP VALUE SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $17.26     $18.54      $19.10      $19.85     $17.73
  End of period....................   $12.96     $17.26      $18.54      $19.10     $19.85
Accumulation units outstanding
  at the end of period.............    2,084      2,062       2,031       1,599         57
-------------------------------------------------------------------------------------------
MONEY MARKET SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $13.05     $12.70      $12.10      $11.68     $11.55
  End of period....................   $13.07     $13.05      $12.70      $12.10     $11.68
Accumulation units outstanding
  at the end of period.............       46         12         ---         ---        ---
-------------------------------------------------------------------------------------------
GLOBAL SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $22.57     $25.98      $18.75      $16.98     $14.18
  End of period....................   $17.27     $22.57      $25.98      $18.75     $16.98
Accumulation units outstanding
  at the end of period.............      465        629         307          42        ---
-------------------------------------------------------------------------------------------
DIVERSIFIED INCOME SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $14.39     $13.53      $11.34      $13.25     $13.02
  End of period....................   $15.57     $14.39      $13.53      $11.34     $13.25
Accumulation units outstanding
  at the end of period.............      499        172         193          87          7
-------------------------------------------------------------------------------------------
LARGE CAP GROWTH SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:                                                    ---        ---
  Beginning of period..............    $6.64      $7.93      $10.00         ---        ---
  End of period....................    $4.79      $6.64       $7.93         ---        ---
Accumulation units outstanding
  at the end of period.............      292        ---         ---         ---        ---
-------------------------------------------------------------------------------------------
ENHANCED INDEX SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............    $8.54      $9.63      $11.16      $10.00        ---
  End of period....................    $6.51      $8.54       $9.63      $11.16        ---
Accumulation units outstanding
  at the end of period.............      325         18          18         ---        ---
-------------------------------------------------------------------------------------------
MID CAP GROWTH SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $30.12     $35.75      $31.35      $19.01     $14.79
  End of period....................   $21.03     $30.12      $35.75      $31.35     $19.01
Accumulation units outstanding
  at the end of period.............      206        235         162         ---        ---
-------------------------------------------------------------------------------------------
MANAGED ASSET ALLOCATION
SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $16.38     $17.44      $15.98      $16.36     $14.60
  End of period....................   $14.66     $16.38      $17.44      $15.98     $16.36
Accumulation units outstanding
  at the end of period.............    1,405      1,348       1,180         761         19
-------------------------------------------------------------------------------------------
EQUITY INCOME SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $21.68     $21.61      $17.54      $18.95     $16.73
  End of period....................   $18.58     $21.68      $21.61      $17.54     $18.95
Accumulation units outstanding
  at the end of period.............    1,464      1,962       1,984         920          4
-------------------------------------------------------------------------------------------
HIGH YIELD SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $12.61     $11.94      $12.52      $12.48     $12.09
  End of period....................   $12.54     $12.61      $11.94      $12.52     $12.48
Accumulation units outstanding
  at the end of period.............       88        104          37         ---          4
-------------------------------------------------------------------------------------------
SMALL CAP VALUE SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $12.90     $10.67      $10.00         ---        ---
  End of period....................   $11.88     $12.90      $10.67         ---        ---
Accumulation units outstanding
  at the end of period.............      118         30         ---         ---        ---
-------------------------------------------------------------------------------------------
SOCIAL AWARENESS SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $20.12     $23.38      $24.40      $23.37     $18.63
  End of period....................   $15.55     $20.12      $23.38      $24.40     $23.37
Accumulation units outstanding
  at the end of period.............    3,040      3,473       2,521       1,940         10
-------------------------------------------------------------------------------------------
MID CAP VALUE SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $25.82     $23.47      $14.92      $14.94     $12.58
  End of period....................   $21.96     $25.82      $23.47      $14.92     $14.94
Accumulation units outstanding
  at the end of period.............    1,740      1,913       1,521         812        ---
-------------------------------------------------------------------------------------------
MAIN STREET GROWTH AND
INCOME® SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............    $7.98      $8.96      $10.00         ---        ---
  End of period....................    $6.38      $7.98       $8.96         ---        ---
Accumulation units outstanding
  at the end of period.............      125         13         ---         ---        ---
-------------------------------------------------------------------------------------------
SMALL CAP GROWTH SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............   $12.62     $17.66      $13.03      $10.34      $8.63
  End of period....................    $9.18     $12.62      $17.66      $13.03     $10.34
Accumulation units outstanding
  at the end of period.............    1,153        602         118         ---        ---
-------------------------------------------------------------------------------------------
SELECT 25 SUBACCOUNT
-------------------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period..............    $9.10     $10.04      $11.74      $10.00        ---
  End of period....................    $6.61      $9.10      $10.04      $11.74        ---
Accumulation units outstanding
  at the end of period.............    1,838      1,304         810         571        ---
-------------------------------------------------------------------------------------------
(a)  For the period of  September  10, 1998 (date of  inception  of ES  Contract)  through
     December 31, 1998.

(b)  For the period of May 3, 1999  (date of  inception)  through  December  31,  1999 for
     Enhanced Index and Select 25 Series.

(c)  For the period of May 1, 2000 (date of inception) through December 31, 2000 for Large
     Cap Growth, Small Cap Value and Main Street Growth and Income® Series.
===========================================================================================

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS

SECURITY  BENEFIT  LIFE  INSURANCE  COMPANY -- The  Company is a life  insurance company  organized  under  the laws of the  State of  Kansas.  It was  organized originally as a fraternal  benefit society and commenced  business  February 22,
1892.  It became a mutual  life  insurance  company  under its  present  name on
January 2, 1950.

   On July 31, 1998, the Company  converted from a mutual life insurance company to a stock life  insurance  company  ultimately  controlled by Security  Benefit
Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership  interests in Security  Benefit  Mutual  Holding  Company as of that date,  and persons who acquire policies from the Company after that date  automatically  become members in the mutual holding company.

   The Company offers life insurance policies and annuity contracts,  as well as financial and retirement services. It is admitted to do business in the District of  Columbia,  and in all  states  except New York.  As of the end of 2002,  the
Company  had total  assets of  approximately  $7.8  billion.  Together  with its subsidiaries,  the Company has total funds  under  management  of  approximately
$10.7 billion.

   The Principal  Underwriter for the Contracts is Security  Distributors,  Inc.
("SDI"),  One  Security  Benefit  Place,  Topeka,  Kansas  66636-0001.   SDI  is
registered as a broker/dealer  with the SEC and is a wholly-owned  subsidiary of
Security Benefit Group,  Inc., a financial services holding company wholly owned by the Company.

PUBLISHED   RATINGS  --  The   Company   may  from  time  to  time   publish  in
advertisements,  sales  literature and reports to  Participants  the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's.  The purpose of the ratings is to reflect the financial  strength and/or  claims-paying  ability of the Company and should not be considered as bearing on the investment  performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status  of  thousands  of  insurers,  culminating  in the  assignment  of Best's
Ratings.  These ratings reflect their current opinion of the relative  financial strength and operating  performance of an insurance company in comparison to the norms of the life/health  insurance  industry.  In addition,  the  claims-paying ability of the  Company as  measured  by  Standard  & Poor's  Insurance  Ratings
Services may be referred to in  advertisements or sales literature or in reports to Participants.  These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in  accordance  with their  terms.  Such  ratings do not reflect the  investment performance  of the Separate  Account or the degree of risk  associated  with an investment in the Separate Account.

SEPARATE  ACCOUNT -- The Company  established the Separate  Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate  Account,  whether or not  realized,  are credited to or charged against  the assets of the  Separate  Account  without  regard to other  income, gains,  or losses of the Company.  Kansas law provides that assets in a separate account  attributable to the reserves and other  liabilities under the contracts may not be charged with  liabilities  arising from any other  business  that the insurance company conducts if, and to the extent, the contracts so provide.  The
Contract contains such a provision.  The Company owns the assets in the Separate
Account and is required to maintain sufficient assets in the Separate Account to meet all  Separate  Account  obligations  under the  Contracts.  The Company may transfer to its General  Account assets that exceed  anticipated  obligations of the Separate  Account.  All obligations  arising under the Contracts are general corporate  obligations of the Company.  The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts,  and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The  Contract  provides  that the income,  gains and  losses,  whether or not realized,  are credited to, or charged  against,  the assets of each  Subaccount without  regard to the income,  gains or losses in the other  Subaccounts.  Each
Subaccount invests exclusively in shares of a corresponding Underlying Fund. The
Company  may in the future  establish  additional  Subaccounts  of the  Separate
Account,  which may invest in other  Underlying  Funds or in other securities or investment vehicles.

   The Separate  Account is registered with the SEC as a unit  investment  trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the
SEC does not involve  supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING  FUNDS -- Each Underlying Fund is an open-end  management  investment company of the series  type and is  registered  with the SEC under the 1940 Act.
Such registration does not involve  supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

   Shares of the  Underlying  Funds  currently  are not publicly  traded  mutual funds.  They are  available  only as investment  options in variable  annuity or variable life insurance  policies issued by life insurance  companies or in some cases, through participation in certain qualified pension or retirement plans.

   Because  the  Underlying  Funds may  serve as  investment  vehicles  for both
variable  life  insurance   policies  and  variable  annuity  contracts  ("mixed
funding")  and  shares  of the  Underlying  Funds  also may be sold to  separate accounts of other insurance  companies  ("shared  funding"),  material conflicts could occur. The Company  currently does not foresee any disadvantages to Owners arising from either mixed or shared funding;  however, due to differences in tax treatment or other  considerations,  it is possible that the interests of Owners of various  contracts for which the Underlying  Funds serve as investment  media might at some time be in conflict.  However, the Company, each Underlying Fund's
Board of Directors,  and any other insurance  companies that  participate in the
Underlying  Funds  are  required  to  monitor  events in order to  identify  any material  conflicts  that arise  from mixed  and/or  shared  funding.  If such a conflict were to occur, the Company would take steps necessary to protect Owners
including   withdrawal  of  the  Separate  Account  from  participation  in  the
Underlying  Fund(s)  involved in the conflict.  This might force the  Underlying
Fund to sell securities at disadvantageous prices.

   A summary of the investment  objective of each of the Underlying Funds is set forth at the end of this  Prospectus.  We cannot assure that any Underlying Fund will  achieve its  objective.  More  detailed  information  is  contained in the
prospectus  of  each  Underlying  Fund,  including   information  on  the  risks
associated with its investments and investment techniques.

   Prospectuses for the Underlying Funds should be read in conjunction with this
Prospectus.

   The Company has entered  into  agreements  with the  Underlying  Funds and/or certain service providers to the Underlying Funds, such as an underwriter and/or
investment   adviser.   Under   these   agreements,   the  Company  or  Security
Distributors,  Inc. ("SDI") the underwriter of the Contract,  is compensated for providing  various  services to Owners of the Contract  and/or to the Underlying
Funds.  The  compensation  received  by the  Company  or SDI may  come  from the
Underlying Fund,  including  amounts paid under a Rule 12b-1 Plan adopted by the
Underlying Fund, or from one of the Underlying Fund's service providers.

   The services provided by the Company and/or SDI include,  but are not limited to, the following:  (i)  Administrative/Sub-Transfer  Agency  services,  such as maintaining  separate  records  of  each  Contract  Owner's  investment  in  the
Underlying  Funds,  disbursing  or crediting to Contract  Owners the proceeds of redemptions  of Underlying  Funds and providing  account  statements to Contract
Owners  showing  their  beneficial  investment  in the  Underlying  Funds;  (ii)
Shareholder  Services,  such as providing information regarding Underlying Funds to Contract Owners,  maintaining a call center to facilitate  answering Contract
Owner questions regarding the Underlying Funds and effecting transactions in the shares of Underlying Funds on behalf of Contract Owners;  and (iii) Distribution
Services,  such  as  distributing  prospectuses  for  the  Underlying  Funds  to prospective  Contract  Owners,  training  of  sales  personnel  and  such  other distribution  related services as an Underlying Fund may reasonably request. For
providing   Administrative/Sub-Transfer   Agency  services  and/or   Shareholder
Services,  the  compensation  which the  Company  receives  varies  based on the services being provided,  but is generally between 0.15% to 0.50% of the average net assets of the  Contract  invested  in the  Underlying  Fund.  For  providing
Distribution  Services,  the  compensation  which SDI receives is generally  not expected to exceed 0.25% of the average net assets of the  Contract  invested in the Underlying Fund.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this  Prospectus.  It is a flexible  purchase payment  deferred  variable  annuity.  To the extent that you allocate  all or a portion of your  purchase  payments to the  Subaccounts,  the
Contract is significantly  different from a fixed annuity contract in that it is the Participant under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract  provides  several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both,  beginning on the Annuity  Commencement Date. The amount that will be available for annuity payments will depend on the investment  performance of the  Subaccounts to which you have  allocated  purchase  payments  and the amount of interest  credited on
Contract Value that you have allocated to the Fixed Account.

   The  Contract  is  eligible  for  purchase  in  connection  with  certain tax qualified  retirement plans that meet the requirements of Section 401, 403(b) or
457 of the  Internal  Revenue  Code  ("Qualified  Plan").  Certain  federal  tax advantages  are  currently  available  to  retirement  plans that qualify as (1)
pension,  profit-sharing  and 401(k)  plans  established  by an employer for the benefit of its employees under Section 401, including self-employed individuals'
retirement plans (sometimes called HR-10 and Keogh plans),  (2) annuity purchase plans of public  school  systems  and  certain  tax-exempt  organizations  under
Section 403(b) or (3) deferred compensation plans for employees established by a unit of a state  or  local  government  or by a  tax-exempt  organization  under
Section 457. If you are purchasing  the Contract as an investment  vehicle for a
Qualified  Plan,  you should  consider  that the  Contract  does not provide any additional  tax advantage  beyond that already  available  through the Qualified
Plan.  However,  the  Contract  does offer  features and benefits in addition to providing tax deferral that other  investments  may not offer,  including  death benefit  protection for your  beneficiaries  and annuity options which guarantee income for life.  You should  consult  with your  financial  professional  as to whether  the  overall  benefits  and  costs  of  the  Contract  are  appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial  purchase  payment to the Company,  as well as any other form or information that the Company may require. The Company reserves the right to reject an  application or purchase  payment for any reason,  subject to the Company's  underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

PURCHASE  PAYMENTS -- The minimum initial purchase payment for the purchase of a
Contract  is $500.  Thereafter,  you may  choose the  amount  and  frequency  of purchase payments,  except that the minimum subsequent purchase payment is $500.
The minimum  initial and subsequent  purchase  payment if you elect an Automatic
Investment  Program is $25. The Company may reduce the minimum  purchase payment requirement under certain circumstances. A purchase payment exceeding $1 million will not be accepted without prior approval of the Company.

   The Company will apply the initial purchase payment not later than the end of the  second  Valuation  Date  after the  Valuation  Date it is  received  by the
Company,  provided that the purchase  payment is preceded or  accompanied  by an application  that contains  sufficient  information  to establish an account and properly credit such purchase payment.  The application form will be provided by the Company. If the Company does not receive a complete application, the Company will  notify  you that it does not have  the  necessary  information  to issue a
Contract.  If you do not provide the necessary information to the Company within five  Valuation  Dates  after  the  Valuation  Date on which the  Company  first receives the initial  purchase  payment or if the Company  determines  it cannot otherwise  issue the  Contract,  the Company  will  return the initial  purchase payment to you unless you consent to the Company  retaining the purchase payment until the application is made complete.

   The Company  will credit  subsequent  purchase  payments as of the end of the
Valuation Period in which they are received by the Company at its Administrative
Office.  Purchase payments after the initial purchase payment may be made at any time prior to the  Annuity  Commencement  Date,  so long as the  Participant  is living. Subsequent purchase payments may be limited by the terms of the Plan and provisions of the Internal Revenue Code.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract,  you select the  Subaccounts  or the  Fixed  Account  to  which  purchase  payments  will be allocated.  Purchase  payments will be allocated  according to your instructions contained  in the  application  or more recent  instructions  received,  if any, except that no purchase  payment  allocation  is permitted  that would result in less than $25 of any payment being  allocated to any one Subaccount or the Fixed
Account.  The  allocations  must be  whole  percentages  and  must  total  100%.
Available allocation alternatives include the Subaccounts and the Fixed Account.

   You may change the purchase payment  allocation  instructions by submitting a proper written request to the Company's  Administrative  Office. A proper change in allocation  instructions will be effective upon receipt by the Company at its
Administrative  Office and will  continue in effect until you submit a change in instructions  to the  company.  You may make  changes in your  purchase  payment
allocation   and  changes  to  an  existing   Dollar  Cost  Averaging  or  Asset
Reallocation  Option by telephone provided the Telephone Transfer section of the application or the proper form is completed,  signed, and filed at the Company's
Administrative  Office.  Changes in the allocation of future  purchase  payments have no effect on existing Contract Value. You may,  however,  transfer Contract
Value among the  Subaccounts  and the Fixed  Account in the manner  described in
"Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity  Commencement Date, you may
dollar cost  average  your  Contract  Value by  authorizing  the Company to make periodic  transfers of Contract  Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which  securities are purchased at regular  intervals in fixed dollar amounts so that the cost of the  securities  gets  averaged  over time and possibly over various market cycles.  The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the  Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a
Subaccount's  Accumulation  Units  will  vary,  the  amounts  transferred  to  a
Subaccount  will result in the  crediting of a greater  number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts  transferred  from a  Subaccount  will result in a debiting of a greater number  of units  when the price is low and a lesser  number  of units  when the price is high.  Dollar cost  averaging does not guarantee  profits,  nor does it assure that you will not have losses.

   An Asset  Reallocation/Dollar  Cost Averaging form is available upon request.
On the form, you must designate  whether  Contract Value is to be transferred on the basis of a specific  dollar  amount,  fixed  period or  earnings  only,  the
Subaccount  or  Subaccounts  to and from which the transfers  will be made,  the desired  frequency  of the  transfers,  which may be on a monthly  or  quarterly basis,  and the length of time during which the transfers  shall continue or the total amount to be  transferred  over time.  You must have Contract  Value of at least $10,000 at the time you elect this option.

   After the Company has received a Dollar Cost Averaging Request in proper form at its  Administrative  Office,  the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts  you have chosen.  The minimum amount that you may transfer to any one  Subaccount is $25. The Company will effect each transfer on the date you specify,  or if no date is  specified,  on the monthly or quarterly anniversary,  whichever  corresponds  to the  period  selected,  of the  date of receipt  at the  Administrative  Office of a Dollar  Cost  Averaging  Request in
proper  form.  Transfers  will be made until the total  amount  elected has been transferred or until Contract Value in the Subaccount  from which  transfers are made has been depleted.  Amounts periodically  transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value."

   You may instruct  the Company at any time to terminate  the option by written request to the  Company's  Administrative  Office.  In that event,  the Contract
Value in the Subaccount  from which  transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise.  If you wish to continue  transferring  on a dollar cost  averaging  basis after the expiration  of  the  applicable  period,  the  total  amount  elected  has  been transferred,  the  Subaccount  has been  depleted,  or the Dollar Cost Averaging
Option has been canceled,  a new Dollar Cost Averaging Request must be completed and sent to the Administrative  Office. You must have Contract Value of at least
$10,000 at the time you elect to reinstate the option. The Company requires that you wait at least a month (or a quarter if  transfers  were made on a  quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any  reason.  The Company may  discontinue,  modify,  or suspend the Dollar Cost
Averaging  Option at any time. The Dollar Cost Averaging Option is not available while you have Contract Value allocated to the DCA Plus Account.

   You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET  REALLOCATION  OPTION -- Prior to the Annuity  Commencement  Date, you may
authorize the Company to automatically  transfer  Contract Value on a quarterly, semiannual or annual basis to maintain a particular  percentage allocation among the  Subaccounts.  The Contract Value  allocated to each Subaccount will grow or decline in value at  different  rates  during  the  selected  period,  and Asset
Reallocation  automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly,  semiannual or annual basis,  as you select.  Asset  Reallocation  is intended to transfer  Contract Value from those
Subaccounts that have increased in value to those Subaccounts that have declined in value.  Over time,  this  method of  investing  may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this  option an Asset  Reallocation  Request in proper  form must be received by the Company at its Administrative Office, and you must have Contract
Value  of at  least  $10,000  at the  time  you  elect  this  option.  An  Asset
Reallocation/Dollar  Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon  receipt of the Asset  Reallocation  Request,  the Company will effect a transfer or, in the case of a new Contract,  will allocate the initial  purchase payment,  among the Subaccounts  based upon the  percentages  that you selected.
Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly,  semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset  Reallocation  Request in proper form. The amounts  transferred  will be credited at the price of the  Subaccount as of the
end  of  the  Valuation  Date  on  which  the  transfer  is  effected.   Amounts
periodically  transferred under this option are not included in the 14 transfers per Contract  Year that are allowed as discussed  under  "Transfers  of Contract
Value."

   You may instruct the Company at any time to terminate  this option by written request to the  Company's  Administrative  Office.  In that event,  the Contract
Value in the  Subaccounts  that has not been  transferred  will  remain in those
Subaccounts  regardless  of the  percentage  allocation  unless you  instruct us otherwise.  If you  wish  to  continue  Asset  Reallocation  after  it has  been canceled, a new Asset  Reallocation/Dollar Cost Averaging form must be completed and sent to the Company's Administrative Office. You must have Contract Value of at least $10,000 at the time you elect to reinstate the option.  The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for, the
Asset  Reallocation  Option at any time.  The Asset  Reallocation  Option is not available while you have Contract Value allocated to the DCA Plus Account.

   Contract  Value  allocated to the Fixed  Account may be included in the Asset
Reallocation  option,  subject to certain  restrictions  described in "The Fixed
Account."

TRANSFERS OF CONTRACT VALUE -- Prior to the Annuity  Commencement  Date, you may
transfer Contract Value among the Subaccounts upon proper written request to the
Company's Administrative Office, or you may make transfers (other than transfers pursuant  to the  Dollar  Cost  Averaging  and Asset  Reallocation  Options)  by
telephone.  The minimum  transfer  amount is $100 or the amount  remaining  in a given Subaccount.  The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

   You may also  transfer  Contract  Value  from the  Subaccounts  to the  Fixed
Account;  however,  transfers  from the Fixed  Account  to the  Subaccounts  are restricted as described in "The Fixed Account."

   The Company generally does not limit the frequency of transfers, although the
Company  reserves the right to limit the number of transfers to 14 in a Contract
Year.  Also,  the  Contract is not  designed for  professional  "market  timing"
organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers,  frequent transfers or transfers that are large in relation to the total  assets of the  Underlying  Fund.  These kinds of strategies and transfer  activities  are  disruptive to the Underlying  Funds in which the  Subaccounts  invest.  If the Company  determines  that your  transfer patterns  among the  Subaccounts  are disruptive to the  Underlying  Funds,  the
Company may among other things, restrict the availability of telephone transfers or other electronic  transfers and may require that you submit transfer requests in writing via regular U.S.  mail.  The Company  reserves the right to limit the size  and  frequency  of  transfers  and  to  discontinue  telephone  and  other electronic  transfers We may also refuse to act on transfer  instructions  of an agent  acting  under a power of attorney  who is acting on behalf of one or more owners.  Also,  certain of the Underlying  Funds may have in place limits on the number  of  transfers  permitted  in a  Contract  Year,  which  limits  are more restrictive than 14 per Contract Year.

CONTRACT  VALUE -- The  Contract  Value  is the sum of the  amounts  under  your
Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

   On each  Valuation  Date,  the  amount of  Contract  Value  allocated  to any particular  Subaccount will be adjusted to reflect the investment  experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- The Contract Value will vary to a degree that
depends  upon  several  factors,   including   investment   performance  of  the
Subaccounts  to which you have  allocated  Contract  Value,  payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals,  and the charges assessed in connection with the Contract.  The amounts  allocated to the Subaccounts will be invested in shares of the corresponding Underlying Fund.
The  investment  performance  of  the  Subaccounts  will  reflect  increases  or decreases in the net asset value per share of the corresponding  Underlying Fund and any dividends or distributions declared by an Underlying Fund. Any dividends or distributions  from any Underlying Fund will be  automatically  reinvested in shares  of the same  Underlying  Fund,  unless  the  Company,  on  behalf of the
Separate Account, elects otherwise.

   Assets in the  Subaccounts  are divided into  Accumulation  Units,  which are accounting  units of measure used to calculate  the value of your  interest in a
Subaccount.  When you allocate purchase payments to a Subaccount,  your Contract is credited with  Accumulation  Units.  The number of  Accumulation  Units to be credited is determined by dividing the dollar amount allocated to the particular
Subaccount by the price for the Subaccount as of the end of the Valuation Period
in which the purchase payment is credited.

   In  addition,   other   transactions,   including  loans,   full  or  partial
withdrawals,  transfers, and assessment of certain charges against the Contract, affect the number of  Accumulation  Units credited to a Contract.  The number of units credited or debited in connection with any such  transaction is determined by dividing the dollar amount of such  transaction  by the price of the affected
Subaccount. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central
Time.  Transactions  received  after  that  time on any  Valuation  Date will be effected at the Accumulation  Unit value  determined on the following  Valuation
Date. The price of each  Subaccount may be determined  earlier if trading on the
NYSE is restricted or as permitted by the SEC.

   The number of Accumulation  Units credited to a Contract shall not be changed by any subsequent  change in the value of an  Accumulation  Unit, but the dollar value of an  Accumulation  Unit may vary from  Valuation  Date to Valuation Date depending upon the investment  experience of the Subaccount and charges  against the Subaccount.

   The  price of each  Subaccount's  units  initially  was $10.  The  price of a
Subaccount  on any  Valuation  Date takes into  account the  following:  (1) the investment  performance  of the  Subaccount,  which is based upon the investment
performance  of  the  corresponding   Underlying  Fund,  (2)  any  dividends  or
distributions  paid by the  corresponding  Underlying Fund, (3) the charges,  if any, that may be assessed by the Company for taxes attributable to the operation of the  Subaccount,  and (4) the  mortality  and expense  risk charge  under the
Contract.

FULL AND PARTIAL  WITHDRAWALS  -- You may make a partial  withdrawal of Contract
Value or  surrender  the Contract for its  Withdrawal  Value.  A full or partial withdrawal,  including a systematic withdrawal, may be taken from Contract Value at any time while the Participant is living and before the Annuity  Commencement
Date,  subject  to  limitations  under the Plan and  applicable  law.  A full or partial  withdrawal  request will be  effective  as of the end of the  Valuation
Period that a proper  Withdrawal  Request form is received by the Company at its
Administrative Office. A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

   The  proceeds  received  upon  a  full  withdrawal  will  be  the  Contract's
Withdrawal  Value. The Withdrawal Value is equal to the Contract Value as of the end of the  Valuation  Period during which a proper  Withdrawal  Request form is received  by the  Company at its  Administrative  Office,  less any  outstanding
Contract Debt,  any applicable  withdrawal  charges,  a pro rata  administration charge, and any uncollected premium taxes.

   The Company  requires  the  signature of the  Participant  on any request for withdrawal  and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another  investment.  The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national  securities  exchange  or  savings  association.  The  Company  further requires  that any request to transfer or exchange  all or part of the  Contract for another  investment  be made upon a transfer  form  provided by the Company, which is available upon request.

   A partial  withdrawal  may be requested for a specified  percentage or dollar amount of Contract  Value.  Each  partial  withdrawal  must be at least $100.  A request for a partial  withdrawal will result in a payment by the Company of the amount specified in the partial  withdrawal request provided there is sufficient
Contract  Value to meet the request.  Upon payment,  the Contract  Value will be reduced by an amount equal to the payment and any applicable  withdrawal  charge and premium tax. If a partial  withdrawal is requested  after the first Contract
Year that would leave the Withdrawal Value in the Contract less than $2,000, the
Company  reserves the right to treat the partial  withdrawal  as a request for a full withdrawal.

   The Company will deduct the amount of a partial  withdrawal from the Contract
Value in the Subaccounts and the Fixed Account according to your instructions to the Company.  If you do not specify the allocation,  the Company will deduct the withdrawal  from the Contract Value in the  Subaccounts and the Fixed Account in
the same  proportion  that the Contract Value is allocated among the Subaccounts and the Fixed Account.

   A full or partial  withdrawal,  including  a  systematic  withdrawal,  may be subject  to a  withdrawal  charge,  and a premium  tax charge to  reimburse  the
Company  for any tax on  premiums  on a Contract  that may be imposed by various states and municipalities.  See "Contingent  Deferred Sales Charge" and "Premium
Tax Charge."

   A full or partial withdrawal,  including a systematic withdrawal,  may result in the receipt of taxable  income to the  Participant  and, if made prior to the
Participant  attaining  age 59 1/2,  may be subject to a 10% penalty tax. In the case of  Contracts  issued in  connection  with  retirement  plans that meet the requirements  of Section  401(a),  403(b) or 457 of the Internal  Revenue  Code,
reference should be made to the terms of the particular Plan for any limitations or restrictions on  withdrawals.  For more  information,  see  "Restrictions  on
Withdrawals  from Qualified  Plans." The tax  consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals.  Under this feature, you may elect to receive systematic  withdrawals  before  the  Annuity  Commencement  Date by  sending  a properly completed Request for Scheduled Systematic Payments form to the Company at its  Administrative  Office.  This option may be elected at any time. You may designate the  systematic  withdrawal  amount as a percentage of Contract  Value allocated to the  Subaccounts  and/or Fixed  Account,  as a fixed  period,  as a specified  dollar  amount,  as all earnings in the Contract,  or based upon your life  expectancy  or that of you and a  beneficiary.  You also may designate the
desired  frequency  of  the  systematic  withdrawals,   which  may  be  monthly,
quarterly,   semiannually  or  annually.  You  may  stop  or  modify  systematic withdrawals  upon  proper  written  request  received  by  the  Company  at  its
Administrative  Office  at least 30 days in  advance  of the  requested  date of termination or  modification.  A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract
Value  will be  reduced  by an amount  equal to the  payment  proceeds  plus any applicable  withdrawal  charge and premium tax. Any systematic  withdrawal  that equals or exceeds the Withdrawal Value will be treated as a full withdrawal.  In no event will payment of a systematic  withdrawal  exceed the Withdrawal  Value.
The Contract will automatically  terminate if a systematic withdrawal causes the
Contract's Withdrawal Value to equal zero.

   The  Company  will  effect each  systematic  withdrawal  as of the end of the
Valuation Period during which the withdrawal is scheduled.  The deduction caused by the systematic  withdrawal,  including any applicable withdrawal charge, will be allocated from your Contract Value in the  Subaccounts and the Fixed Account,
as you direct. If you do not specify the allocation,  the systematic  withdrawal will be  deducted  from the  Contract  Value in the  Subaccounts  and the  Fixed
Account in the same  proportion  that the Contract Value is allocated  among the
Subaccounts and the Fixed Account.

   The  Company  may,  at any time,  discontinue,  modify or suspend  systematic withdrawals.  You should consider carefully the tax consequences of a systematic withdrawal,  including  the 10% penalty tax which may be imposed on  withdrawals made prior to the Participant attaining age 59 1/2. See "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period,  which is  generally a ten-day  period  beginning  when you receive the  Contract.  The
Company  will then deem void the  returned  Contract  and will refund to you any purchase payments  allocated to the Fixed Account plus the Contract Value in the
Subaccounts  as of the end of the  Valuation  Period  during  which the returned
Contract is received by the Company.  The Company will refund purchase  payments allocated to the  Subaccounts  rather than  Contract  Value in those states that require it to do so.

DEATH BENEFIT -- If the Participant dies prior to the Annuity Commencement Date, the Company will pay the death benefit  proceeds to the  Designated  Beneficiary upon receipt of due proof of the Participant's death and instructions  regarding payment to the Designated  Beneficiary.  (If the death of the Participant occurs on or after the Annuity  Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options.")

   The  death  benefit  proceeds  will  be  the  death  benefit  reduced  by any
outstanding   Contract  Debt,  any  pro  rata  administration   charge  and  any
uncollected  premium tax. If the Participant dies during the Accumulation Period and the age of the  Participant  was 75 or less on the  date  the  Contract  was issued, the amount of the death benefit will be the greatest of:

o  The sum of all  Purchase  Payments,  less any  reductions  caused by previous withdrawals,

o  The Contract Value on the date due proof of death and instructions  regarding payment are received by Security Benefit, or

o  The stepped-up death benefit.

The stepped-up death benefit is:

o  The largest death benefit on any Contract  anniversary  that is both an exact multiple of five and occurs prior to the Participant attaining age 76, plus

o  Any Purchase Payments made since the applicable Contract anniversary, less

o  Any withdrawals since the applicable anniversary.

   If the  Participant  dies during the  Accumulation  Period and the age of the
Participant  was 76 or greater on the date the  Contract  was issued,  or if due proof  of  death  (regardless  of the age of the  Participant  on the  date  the
Contract was issued) and instructions  regarding payment are not received by the
Company  at its  Administrative  Office  within  six  months  of the date of the
Participant's  death,  the death benefit will be the Contract  Value on the date due  proof of death and  instructions  regarding  payment  are  received  by the
Company at its Administrative Office.

   The death benefit  proceeds will be paid to the  Designated  Beneficiary in a single sum or under one of the  Annuity  Options,  as elected by the  Designated
Beneficiary.  If the Designated Beneficiary is to receive annuity payments under an Annuity  Option,  there may be limits under  applicable law on the amount and
duration  of  payments  that  the  Beneficiary  may  receive  and   requirements
respecting timing of payments.  A tax adviser should be consulted in considering
Annuity  Options.  See  "Federal  Tax  Matters"  for a  discussion  of  the  tax consequences in the event of death.

CHARGES AND DEDUCTIONS

CONTINGENT  DEFERRED  SALES CHARGE -- The Company does not deduct sales  charges from purchase payments before allocating them to Contract Value. However, except as set forth below,  the Company may assess a contingent  deferred  sales charge
(which  may also be  referred  to as a  withdrawal  charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the number of years the purchase payment withdrawn has been credited under the Contract.

   The Company will waive the  withdrawal  charge on  withdrawals  to the extent that total withdrawals in a Contract Year, including systematic withdrawals,  do not exceed the Free Withdrawal  amount.  The Free Withdrawal  amount is equal in the first  Contract Year to 10% of purchase  payments made during the year,  and for any  subsequent  Contract Year, to 10% of Contract Value as of the first day of that Contract Year. The withdrawal  charge generally applies to the amount of withdrawals in a Contract Year that exceed the Free  Withdrawal  amount for that
Contract Year. The withdrawal charge does not apply,  however, to withdrawals of earnings.  For the purpose of  determining  any withdrawal  charge,  the Company deems any withdrawals that are subject to the withdrawal charge to be made first from purchase  payments and then from earnings.  Free withdrawal  amounts do not reduce  purchase  payments  for the  purpose of  determining  future  withdrawal charges.  The  amount  of the  charge  will  depend  on the  number of years the purchase  payment  has  been  credited  under  the  Contract,  according  to the following schedule:

                      ====================================
                      AGE OF PURCHASE           WITHDRAWAL
                      PAYMENT IN YEARS            CHARGE
                      ------------------------------------
                             1                      5%
                             2                      5%
                             3                      5%
                             4                      5%
                             5                      5%
                        6 and later                 0%
                      ====================================

   In no event  will the  amount of any  withdrawal  charge,  when added to such charge  previously  assessed  against any amount  withdrawn  from the  Contract, exceed 5% of purchase  payments  paid under the Contract.  No withdrawal  charge will be imposed  upon:  (1) payment of death  benefit  proceeds;  or (2) annuity options that  provide for payments for life or a period of at least 5 years.  In addition,  if you are not making the  withdrawal  for the purpose of  exchanging your Contract for another investment available under your Plan, the Company will waive the withdrawal charge under the following circumstances:

o  Your Contract has been in force for 15 Contract Years or longer

o  You are totally and permanently disabled as defined under section 72(m)(7) of the Internal Revenue Code

o  The withdrawal is made to satisfy the minimum  distribution  requirements  of the Internal Revenue Code and regulations thereunder

o  You are age 55 or older and your Contract has been in force for five Contract
   Years or longer

The Company will assess the withdrawal  charge against the  Subaccounts  and the
Fixed Account in the same proportion as the withdrawal proceeds are allocated.

   The Company  pays sales  commissions  to  broker-dealers  and other  expenses associated with the promotion and sales of the Contracts.  The withdrawal charge is designed to reimburse  the Company for these  costs,  although it is expected that  actual  expenses  will be greater  than the amount of the  charge.  To the extent that all sales expenses are not recovered from the charge,  such expenses may be recovered from other charges,  including amounts derived  indirectly from the charge for mortality and expense risk.  Broker-dealers may receive aggregate commissions  of up to 7% of  aggregate  purchase  payments  and an annual  trail commission of up to 0.75% of Contract  Value.  The Company also may pay override payments, expense allowances,  bonuses, wholesaler fees and training allowances.
Registered  representatives  earn commissions from the broker-dealers with which they are affiliated  and such  arrangements  will vary. In addition,  registered representatives may be eligible under programs adopted by the Company to receive non-cash  compensation  such as expense-paid due diligence trips and educational seminars.  No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the  Contracts.  The  charge  is equal to an annual  rate of 1.00% of each
Subaccount's average daily net assets. This amount is intended to compensate the
Company for certain  mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts.

   The expense risk is the risk that the  Company's  actual  expenses in issuing and  administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses.  The mortality risk borne by the Company is the risk that  Annuitants,  as a group,  will live longer than the  Company's actuarial  tables predict.  In this event,  the Company  guarantees that annuity payments will not be affected by a change in mortality  experience  that results in the payment of greater  annuity income than assumed under the Annuity Options in the Contract.  The Company also assumes a mortality  risk in connection  with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and  administrative  expenses,  but the Company may realize a loss to the extent the charge is not  sufficient.  The Company may use any  profit  derived  from this  charge for any  lawful  purpose,  including distribution expenses.

ADMINISTRATION  CHARGE -- The Company  will deduct from your  Contract  Value an administration  charge of $15. The administration charge is not assessed against
Contract  Value which has been applied under  Annuity  Options 1 through 4 or 8.
The Company deducts the administration charge on each Contract Anniversary,  but will  waive  the  charge  if  your  Contract  Value  is  $10,000  or more on the applicable Contract Anniversary. Any administration charge will be deducted from the  Contract  Value  in the  Subaccounts  and the  Fixed  Account  in the  same proportion  that the Contract Value is allocated  among the  Subaccounts and the
Fixed Account.

The Company will deduct a pro rata administration charge upon:

o  A full withdrawal of Contract Value

o  Payment of a death benefit

o  The Annuity  Commencement  Date if one of Annuity Options 1 through 4 or 8 is elected

The  purpose  of this  charge  is to  reimburse  the  Company  for the  expenses associated with administration of the Contracts.  The Company does not expect to profit from this charge.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance  companies.  Whether or not a premium tax is imposed will depend upon, among other things, the Participant's  state of residence and the  insurance  tax laws and the Company's  status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes  that it incurs in  connection  with a  Contract.  The  Company  generally deducts this charge upon the Annuity  Commencement  Date or upon full or partial withdrawal if a premium tax was incurred and is not  refundable.  In Maine,  the
Company   deducts  the  premium  tax  from  purchase   payments   applied  to  a
Non-Qualified  Plan. The Company reserves the right to deduct premium taxes when due or any time  thereafter.  Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES -- The Company may charge the Separate  Account or the Subaccounts for the  federal,  state,  or  local  taxes  incurred  by the  Company  that are attributable to the Separate Account or the  Subaccounts,  the operations of the
Company with  respect to the  Contracts,  or payment of premiums or  acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security  Benefit and the Separate  Account" and "Charge for Security Benefit
Taxes."

VARIATIONS  IN  CHARGES  -- The  Company  may  reduce or waive the amount of the contingent deferred sales charge and administration  charge for a Contract where the  administrative  and  maintenance  costs  associated  with the  Contract are reduced  for  reasons  such as the  amount of the  initial  purchase  payment or projected  purchase  payments or the Contract is sold in connection with a group or sponsored arrangement.

GUARANTEE  OF CERTAIN  CHARGES  -- The  Company  guarantees  that the charge for mortality  and  expense  risks will not  exceed an annual  rate of 1.00% of each
Subaccount's  average  daily net assets and the  administration  charge will not exceed $15 per Contract Year.

UNDERLYING  FUND EXPENSES -- Each Subaccount of the Separate  Account  purchases shares  at the net  asset  value  of the  corresponding  Underlying  Fund.  Each
Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the  Underlying  Fund.  These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the  corresponding  Underlying  Fund. As a result,  you indirectly bear a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in the Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity  Commencement Date at the time of application.
The  Annuity  Commencement  Date may not be prior to the third  annual  Contract anniversary  and may not be deferred  beyond your 85th  birthday,  although  the terms of the Plan and the laws of  certain  states  may  require  that you start annuity payments at an earlier age. If you do not select an Annuity Commencement
Date, the Annuity  Commencement  Date will be the later of the Annuitant's  70th birthday or the tenth  Contract  Anniversary.  See  "Selection of an Option." If
there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Commencement Date.

   On the Annuity  Commencement  Date,  the proceeds  under the Contract will be applied to provide an annuity  under one of the options  described  below.  Each option is available in two  forms--either as a variable annuity for use with the
Subaccounts or as a fixed annuity for use with the Fixed Account.  A combination variable and fixed annuity is also  available.  Variable  annuity  payments will fluctuate with the investment  performance of the applicable  Subaccounts  while fixed annuity payments will not. Unless you direct  otherwise,  proceeds derived from Contract Value allocated to the  Subaccounts  will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed
Account  will be applied to purchase a fixed  annuity.  The  proceeds  under the
Contract will be equal to your Contract Value in the  Subaccounts  and the Fixed
Account as of the Annuity  Commencement  Date, reduced by any applicable premium taxes and withdrawal  charges and any outstanding  Contract Debt. If you elected one of Annuity Options 1 through 4 or 8, the Company will also deduct a pro rata administration charge.

   The Contracts  provide for eight Annuity Options.  The Company may make other
Annuity Options available upon request. Annuity payments under Annuity Options 1 through  4, 7 and 8 are based  upon  annuity  rates  that vary with the  Annuity
Option  selected.  In the case of Options 1 through 4 and 8, the  annuity  rates will vary based on the age and sex of the  Annuitant,  except that unisex  rates are  available  where  required by law.  The  annuity  rates  reflect  your life expectancy  based  upon your age as of the  Annuity  Commencement  Date and your gender,  unless unisex rates apply. The annuity rates are based upon the 1983(a)
mortality  table and are adjusted to reflect an assumed  interest  rate of 3.5%, compounded annually.  In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without  regard to annuity  rates.  If no
Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant  with payments  guaranteed to be made for 10 years under Option
2.

   Annuity  Options 1 through 4 and 8 provide for payments to be made during the lifetime of the  Annuitant.  Annuity  payments  under such options  cease in the event of the  Annuitant's  death,  unless the option  provides  for a guaranteed minimum number of payments,  for example, a life income with guaranteed payments of 5, 10, 15 or 20 years.  The level of annuity  payments  will be  greater  for shorter  guaranteed periods and less for longer guaranteed  periods.  Similarly, payments  will be  greater  for life  annuities  than  for  joint  and  survivor annuities,  because  payments for life  annuities  are expected to be made for a shorter period.

   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual,  or annual  basis,  although no payments  will be made for less than
$100.  If the  frequency of payments  selected  would result in payments of less than $100, the Company reserves the right to change the frequency.

   You may designate or change an Annuity  Commencement  Date or Annuity  Option provided proper written notice is received by the Company at its  Administrative
Office at least 30 days prior to the Annuity  Commencement Date set forth in the
Contract.  The date  selected  as the new Annuity  Commencement  Date must be at least 30 days  after the date  written  notice  requesting  a change of  Annuity
Commencement Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an  Annuitant  or  Participant  cannot  change  the  Annuity  Option  and cannot surrender his or her annuity and receive a lump-sum  settlement in lieu thereof.
Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Commencement Date, subject to any applicable  withdrawal charge. The
Contract  specifies  annuity  tables for  Annuity  Options 1 through 4, 7 and 8, described  below.  The tables contain the guaranteed  minimum dollar amount (per
$1,000  applied) of the FIRST  annuity  payment for a variable  annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS --

   OPTION 1 -- LIFE INCOME.  Periodic  annuity  payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity  payment if the  Annuitant's  death occurs prior to the due date of the second  annuity  payment,  two if death  occurs prior to the due date of the third annuity  payment,  etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS
GUARANTEED  UNDER  THIS  OPTION.  PAYMENTS  WILL  CEASE  UPON  THE  DEATH OF THE
ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE  INCOME WITH  GUARANTEED  PAYMENTS OF 5, 10, 15 OR 20 YEARS.
Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant,  payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the
Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

   OPTION 3 -- LIFE WITH  INSTALLMENT  REFUND OPTION.  Periodic annuity payments will be made during the lifetime of the  Annuitant  with the promise that if, at the death of the  Annuitant,  the number of payments  that has been made is less than the number  determined by dividing the amount  applied under this Option by the amount of the first  payment,  annuity  payments  will be  continued  to the
Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR.  Periodic  annuity payments will be made during the lifetime of either  Annuitant.  It is possible  under this Option for only one annuity  payment to be made if both  Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date,  etc.  AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM  NUMBER OF PAYMENTS
GUARANTEED  UNDER  THIS  OPTION.  PAYMENTS  CEASE  UPON  THE  DEATH  OF THE LAST
SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD.  Periodic annuity payments will be made for a fixed  period,  which may be from 5 to 20 years,  as  elected  by the
Owner, with the guarantee that if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT.  Periodic annuity payments of the amount  elected by the Owner will be made until the amount  applied and interest thereon  are  exhausted,  with  the  guarantee  that  if,  at the  death  of all
Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD  CERTAIN.  Periodic  annuity  payments  will be made for a stated period,  which may be 5, 10, 15 or 20 years,  as elected by the Owner. If the Annuitant dies prior to the end of the period,  the remaining  payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT  SURVIVOR OPTION.  Periodic annuity payments will be made  during the life of the  primary  Annuitant.  Upon the death of the primary Annuitant,  payments will be made to the contingent Annuitant during his or her life.  If the  contingent  Annuitant  is not living upon the death of the
Primary Annuitant,  no payments will be made to the contingent Annuitant.  It is possible  under  this  Option  for only one  annuity  payment to be made if both
Annuitants  die prior to the second  annuity  payment due date,  two if both die prior to the third  annuity  payment due date,  etc. AS IN THE CASE OF OPTIONS 1
AND 4, THERE IS NO MINIMUM  NUMBER OF  PAYMENTS  GUARANTEED  UNDER THIS  OPTION.
PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE
NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the  Contract  which are used to  calculate  variable  annuity  payments  for
Annuity Options 1 through 4, 7 and 8 are based on an "assumed  interest rate" of
3 1/2%,  compounded  annually.  Variable annuity payments  generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable  Subaccounts  during the interim period  adjusted for the assumed interest rate. If the  performance  of the  Subaccount  selected is equal to the assumed  interest  rate,  the  annuity  payments  will remain  constant.  If the performance of the  Subaccounts  is greater than the assumed  interest rate, the annuity  payments  will  increase,  and if it is less than the assumed  interest rate, the annuity  payments will decline.  A higher assumed  interest rate would mean a higher initial  annuity  payment,  but the amount of the annuity  payment would  increase  more  slowly in a rising  market (or the amount of the  annuity payment would decline more rapidly in a declining  market).  A lower  assumption would have the opposite effect.

   SELECTION  OF AN OPTION -- You should  carefully  review the Annuity  Options with your  financial or tax advisers.  For Contracts  used in connection  with a
Qualified Plan, reference should be made to the terms of the particular plan and the  requirements  of  the  Internal  Revenue  Code  for  pertinent  limitations respecting  annuity  payments and other matters.  For instance,  Qualified Plans generally  require  that  annuity  payments  begin no later  than April 1 of the calendar year  following the year in which the Annuitant  reaches age 70 1/2. In addition,  under  Qualified  Plans,  the period  elected  for receipt of annuity payments  under  Annuity  Options  (other than Life Income)  generally may be no longer than the joint life  expectancy of the Annuitant and  beneficiary  in the year that the Annuitant  reaches age 70 1/2, and must be shorter than such joint life  expectancy if the  beneficiary is not the  Annuitant's  spouse and is more than ten years younger than the Annuitant.

THE FIXED ACCOUNT

   You may  allocate  all or a portion of your  purchase  payments  and transfer
Contract Value to the Fixed Account.  There are two Fixed Account  options,  the
Traditional  General Account and the DCA Plus Account,  as discussed on page 28.
Amounts  allocated to the Fixed  Account  become part of the  Company's  General
Account,  which supports the Company's  insurance and annuity  obligations.  The
General  Account  is  subject  to  regulation  and  supervision  by  the  Kansas
Department  of  Insurance  and  is  also  subject  to  the  insurance  laws  and regulations  of other  jurisdictions  in which the Contract is  distributed.  In reliance on certain  exemptive  and  exclusionary  provisions,  interests in the
Fixed Account have not been registered as securities under the Securities Act of
1933 (the  "1933  Act")  and the Fixed  Account  has not been  registered  as an investment  company under the 1940 Act.  Accordingly,  neither the Fixed Account nor any interests  therein are generally  subject to the  provisions of the 1933
Act or the 1940 Act.  The Company has been advised that the staff of the SEC has not reviewed the  disclosure in this  Prospectus  relating to the Fixed Account.
This  disclosure,  however,  may be  subject  to  certain  generally  applicable provisions  of  the  federal  securities  laws  relating  to  the  accuracy  and completeness of statements made in the Prospectus.  This Prospectus is generally intended  to serve as a  disclosure  document  only for  aspects  of a  Contract involving the Separate Account and contains only selected information  regarding the Fixed Account.  For more information  regarding the Fixed Account,  see "The
Contract."

   Amounts  allocated to the Fixed  Account  options  become part of the General
Account of the Company,  which consists of all assets owned by the Company other than those in the Separate  Account and other separate  accounts of the Company.
Subject to applicable  law, the Company has sole  discretion  over investment of the assets of its General Account.

INTEREST -- Contract  Value  allocated to the Fixed Account earns  interest at a fixed  rate or rates that are paid by the  Company.  The  Contract  Value in the
Fixed  Account  earns  interest at an interest  rate that is guaranteed to be at least an annual  effective  rate of 3%,  which will  accrue  daily  ("Guaranteed
Rate").  Such  interest  will  be  paid  regardless  of  the  actual  investment experience of the Fixed Account. In addition,  the Company may in its discretion pay interest at a rate ("Current  Rate") that exceeds the  Guaranteed  Rate. The
Company will determine the Current Rate, if any, from time to time.

   Contract  Value  allocated  or  transferred  to the Fixed  Account  will earn interest at the  Current  Rate,  if any,  in effect on the date such  portion of
Contract Value is allocated or transferred to the Fixed Account.  Contract Value allocated  or  transferred  to the  Fixed  Account  at one  point in time may be credited with a different  Current Rate than amounts allocated or transferred to the Fixed Account at another point in time.  For example,  amounts  allocated to the Fixed  Account in June may be credited  with a different  current  rate than amounts  allocated to the Fixed  Account in July.  In addition,  the Company may credit interest at different  Current Rates on the  Traditional  General Account
and DCA Plus Account options.  Therefore,  at any time, various portions of your
Contract Value in the Fixed Account may be earning interest at different Current
Rates  depending  upon  the  point  in time  such  portions  were  allocated  or transferred  to the Fixed Account and the Fixed  Account  option  selected.  The
Company bears the investment  risk for the Contract Value allocated to the Fixed
Account and for paying interest at the Guaranteed  Rate on amounts  allocated to the Fixed Account.

   For purposes of  determining  the  interest  rates to be credited on Contract
Value in the  Fixed  Account,  withdrawals,  loans or  transfers  from the Fixed
Account will be deemed to be taken from  purchase  payments  and Contract  Value allocated  to the Fixed  Account on a first in,  first out basis.  Any  interest attributable  to such  amounts  shall be deemed to be taken before the amount of the purchase payment or other Contract Value allocated to the Fixed Account. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below.

DEATH  BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract  Value in the Fixed Account as for a Contract  that has Contract  Value  allocated to the  Subaccounts.  See "Death
Benefit."

CONTRACT  CHARGES  --  Premium  taxes  will be the same for  Contractowners  who allocate  purchase  payments or transfer  Contract Value to the Fixed Account as for those who  allocate  purchase  payments  or transfer  Contract  Value to the
Subaccounts.  The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account,  and any amounts that the
Company pays for income taxes allocable to the  Subaccounts  will not be charged against the Fixed Account. In addition,  you will not pay directly or indirectly the investment  advisory fees and operating  expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account;  however,  you also will not participate in the investment experience of the Subaccounts.

TRADITIONAL GENERAL ACCOUNT OPTION -- You may allocate purchase payments to this option and may transfer Contract Value from the Subaccounts to this option.  The
Company limits transfer from this option to the Subaccounts as discussed below.

   Prior to the Annuity Commencement Date, you may transfer from the Traditional
General  Account option to the  Subaccounts in a Contract Year not more than the greatest of (1) $5,000,  (2)  one-third of the Contract  Value  allocated to the option at the time of the first  transfer in the Contract  Year,  or (3) 120% of the amount  transferred  from the Traditional  General Account option during the previous  Contract Year. The Company  reserves the right for a period of time to allow  transfers  from this  option in amounts  that exceed the limits set forth above  ("Waiver  Period").  In any Contract Year following such a Waiver Period, the total dollar amount that may be  transferred  from the  Traditional  General
Account  option is the  greatest  of (1) above,  (2)  above,  or (3) 120% of the lesser  of: (i) the  dollar  amount  transferred  from the  Traditional  General
Account option in the previous  Contract Year; or (ii) the maximum dollar amount that would have been  allowed in the previous  Contract  Year under the transfer provisions above absent the Waiver Period.

   You may make full or  partial  withdrawals  to the same  extent as if you had allocated  Contract Value to the  Subaccounts.  However,  no partial  withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan  Account.  See  "Full and  Partial  Withdrawals"  and  "Systematic
Withdrawals." In addition,  to the same extent as  Contractowners  with Contract
Value in the  Subaccounts,  the Owner of a Contract  used in  connection  with a
Qualified  Plan may obtain a loan if so  permitted  under the terms of the Plan.
See "Loans."

DCA PLUS ACCOUNT OPTION -- This option is available  ONLY for purchase  payments allocated to a Contract during the first two Contract Years.

   Your purchase payments  allocated to this option will be transferred  monthly to one or more of the  Subaccounts  over a  period  of one year  (the  "Transfer
Year").  The  Transfer  Year  begins  on the date a  Purchase  Payment  is first allocated to this option and the first monthly transfer is made on the same date in the  following  month.  When you first  allocate a  purchase  payment to this option,  you must  submit to the  Company  written  instruction  specifying  the
Subaccounts  to which such transfers  should be made.  (The transfers may not be made to the Traditional  General Account option.) The monthly transfers from the
DCA Plus  Account  to the  Subaccounts  will be made in  amounts  determined  by dividing the Contract  Value  allocated to the DCA Plus Account by the number of months  remaining in the Transfer  Year.  If  subsequent  purchase  payments are allocated  to the  DCA  Plus  Account  during  a  Transfer  Year,  they  will be transferred to the Subaccounts you select over the balance of the Transfer Year.
As a result,  any subsequent  purchase payments may be allocated to the DCA Plus
Account  for  less  than a  year.  You  should  consider  whether  allocating  a subsequent  purchase  payment to the DCA Plus Account is appropriate in light of the amount of time  remaining in the  Transfer  Year.  If a purchase  payment is allocated to the DCA Plus Account after the initial  Transfer Year has ended,  a new Transfer Year will begin with respect to that purchase payment.

   You may not transfer  Contract Value from the  Subaccounts or the Traditional
General Account option to this option.  Full and partial withdrawals are allowed as discussed under "Full and Partial Withdrawals."

PAYMENTS  FROM THE FIXED  ACCOUNT -- Full and partial  withdrawals,  loans,  and transfers  from the Fixed  Account may be delayed  for up to six months  after a written request in proper form is received by the Company at its  Administrative
Office. During the period of deferral,  interest at the applicable interest rate or rates will  continue to be credited  to the  amounts  allocated  to the Fixed
Account.

MORE ABOUT THE CONTRACT

DESIGNATION  AND CHANGE OF  BENEFICIARY  -- The  Designated  Beneficiary  is the
person having the right to the death benefit,  if any, payable upon the death of the Participant during the Accumulation  Period.  The Designated  Beneficiary is
the first person on the following  list who is alive on the date of death of the
Participant:  the Primary Beneficiary;  the Secondary Beneficiary; or if neither of the above is alive, the Participant's  estate. The Primary Beneficiary is the individual  named as such in the  application  or any later  change shown in the
Company's records. The Primary Beneficiary will receive the death benefit of the
Contract  only if he or she is alive  on the  date of  death of the  Participant during the Accumulation  Period.  Because the death benefit of the Contract goes to the first  person on the above  list who is alive on the date of death of the
Participant,  careful  consideration  should  be given  the  designation  of the
Primary  Beneficiary.  The Participant may change the Primary Beneficiary at any time while the Contract is in force by written  request on forms provided by the
Company and  received by the Company at its  Administrative  Office.  The change will not be binding on the  Company  until it is  received  and  recorded at its
Administrative  Office.  The change will be effective as of the date the form is signed,  subject to any  payments  made or other  actions  taken by the  Company before the change is  received  and  recorded.  A Secondary  Beneficiary  may be designated.

   Reference should be made to the terms of a particular  Qualified Plan and any applicable  law for any  restrictions  or  limitations  on the  designation of a
Beneficiary.  Many qualified  plans do not allow the  designation of any primary beneficiary  except a spouse  unless  the  spouse  consents  and the  consent is witnessed by a plan representative or a Notary Public.

DIVIDENDS  -- The  Contract  is  participating  and will  share  in the  surplus earnings of the Company.  However,  the current  dividend  scale is zero and the
Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

PAYMENTS  FROM THE SEPARATE  ACCOUNT -- The Company will pay any full or partial withdrawal  benefit or death benefit  proceeds from Contract Value  allocated to the  Subaccounts,  and will  effect a  transfer  between  Subaccounts  or from a
Subaccount to the Fixed Account on the Valuation Date a proper  written  request is received at the Company's  Administrative  Office.  However,  the Company can
postpone  the  calculation  or payment of such a payment or  transfer of amounts from the  Subaccounts to the extent  permitted  under  applicable  law, which is currently permissible only for any period:

o  During  which the NYSE is closed,  other than  customary  weekend and holiday closings,

o  During which trading on the NYSE is restricted as determined by the SEC,

o  During which an emergency,  as  determined by the SEC,  exists as a result of which  (i)  disposal  of  securities  held  by the  Separate  Account  is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o  For such other  periods as the SEC may by order permit for the  protection of investors.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS  -- If you misstate the age or sex of an Annuitant or Participant, the correct  amount paid or payable by the Company  under the Contract  shall be such as the  Contract  Value  would have  provided  for the  correct  age or sex
(unless unisex rates apply).

LOANS -- If you own a Contract  issued in connection with a retirement plan that is qualified  under Section 403(b) of the Internal  Revenue Code, you may borrow money under your Contract  using the Contract Value as the only security for the loan.  You may  obtain a loan by  submitting  a proper  written  request  to the
Company.  A loan  must be taken  prior to the  Annuity  Commencement  Date.  The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts  combined is generally  equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest  outstanding  loan balance  within the  preceding
12-month period ending on the day before the date the loan is made; over (b) the outstanding  loan  balance  on the  date  the  loan is  made;  or (2) 50% of the
Contract  Value or  $10,000,  whichever  is greater  (the  $10,000  limit is not available  for  Contracts  issued  under a 403(b) Plan  subject to the  Employee
Retirement  Income  Security Act of 1974).  The Internal  Revenue Code  requires aggregation of all loans made to an individual  employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other  providers,  we will only use  information  available  under  annuity contracts  issued by us, and you will be responsible for  determining  your loan limits  considering loans from other providers.  Reference should be made to the terms of your particular Plan for any additional loan restrictions.

   When an  eligible  contractowner  takes a loan,  Contract  Value in an amount equal to the loan amount is transferred  from the  Subaccounts  and/or the Fixed
Account into an account called the "Loan Account." Amounts allocated to the Loan
Account  earn 3%,  the  minimum  rate of  interest  guaranteed  under  the Fixed
Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

   Interest  will be charged  for the loan and will  accrue on the loan  balance from the  effective  date of any  loan.  The loan  interest  rate  will be 5.0%.
Because the Contract  Value  maintained in the Loan Account (which will earn 3%)
will always be equal in amount to the outstanding loan balance,  the net cost of a loan is 2%.

   Loans  must be repaid  within  five  years,  unless the loan is to be used to acquire your principal  residence,  in which case the loan must be repaid within
30 years.  You must make loan repayments on at least a quarterly  basis, and you may prepay your loan at any time.  Upon receipt of a loan  payment,  the Company will transfer  Contract  Value from the Loan Account to the Fixed Account and/or the Subaccounts  according to your current instructions with respect to purchase payments  in an amount  equal to the  amount by which the  payment  reduces  the amount of the loan outstanding.

   If you do not make any required  loan payment  within 30 days of the due date for loans with a monthly  repayment  schedule  or within 90 days of the due date for loans with a  quarterly  repayment  schedule,  your total  outstanding  loan balance will be deemed to be in default for tax reporting  purposes.  The entire loan  balance,  with any  accrued  interest,  will be  reported as income to the
Internal  Revenue  Service  ("IRS").  The  Company  may  agree to  extend  these deadlines for late payments within any limits imposed by IRS regulations. Once a loan has gone into default,  regularly  scheduled payments will not be accepted.
No new loans will be allowed while a loan is in default.  Interest will continue to  accrue  on a loan in  default.  Contract  Value  equal to the  amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value
or  after  the   Contractowner   attains  age  59  1/2.  The  Contract  will  be
automatically  terminated if the  outstanding  loan balance on a loan in default equals or exceeds the Withdrawal  Value.  The proceeds from the Contract will be used to repay the debt and any  applicable  withdrawal  charge.  Because  of the adverse  tax  consequences  associated  with  defaulting  on a loan,  you should carefully  consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

   While the amount to secure the loan is held in the Loan  Account,  you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account.  Outstanding Contract Debt will reduce the amount of proceeds paid  upon  full  withdrawal,  upon  payment  of the  death  benefit,  and  upon annuitization.  In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

   In the event that you elect to  exchange  your  Contract  for a  contract  of another company, you will need to either pay off your loan prior to the exchange or incur tax  consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

   You should consult with your tax adviser on the effect of a loan.

   Loans are not  available in certain  states  pending  department of insurance approval.  If loans are later  approved by the insurance  department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that  state at that  time,  but there can be no  assurance  that  loans  will be approved.  Prospective  Contractowners  should  contact  their agent  concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally,  a Qualified Plan
may not provide for the distribution or withdrawal of amounts  accumulated under the Plan until after a fixed number of years,  the attainment of a stated age or
upon  the  occurrence  of  a  specific  event  such  as  hardship,   disability,
retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal,  as described in this Prospectus,  unless one of the above-described conditions has been satisfied. For this reason, you should refer to the  terms of your  particular  Plan,  the  Internal  Revenue  Code and other
applicable  law  for  any  limitation  or  restriction  on   distributions   and
withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution  from a Qualified Plan before the  Participant  reaches age 59 1/2.
See the discussion under "Tax Penalties."

   Section   403(b)  imposes   restrictions   on  certain   distributions   from
tax-sheltered  annuity contracts meeting the requirements of Section 403(b). The restrictions  apply to tax years beginning on or after January 1, 1989.  Section
403(b) requires that distributions from Section 403(b)  tax-sheltered  annuities that are  attributable  to employee  contributions  made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age
59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship.  Furthermore,  distributions of gains  attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship.  Hardship,  for this purpose, is generally defined as an immediate and heavy  financial  need,  such as  paying  for  medical  expenses,  purchasing  a residence,  paying certain tuition  expenses,  or paying amounts needed to avoid eviction or foreclosure,  that may ONLY be met by the  distribution.  You should also be aware that Internal Revenue Service regulations do not allow you to make any  contributions  to your 403(b)  annuity  contract for a period of six months after a hardship withdrawal.

   If you own a Contract  purchased as a  tax-sheltered  Section  403(b) annuity contract,  you  will  not,  therefore,  be  entitled  to make a full or  partial withdrawal,  as described in this Prospectus,  in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains  credited to such Contract  after  December 31, 1988 unless one of the above-described  conditions  has been  satisfied.  In the case of  transfers  of amounts  accumulated  in a different  Section  403(b)  contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount  transferred to the Contract  designated as attributable to the  Owner's  December  31,  1988  account  balance  under the old  contract, provided  the amounts  transferred  between  contracts  qualified  as a tax-free exchange under the Internal  Revenue Code. An Owner of a Contract may be able to
transfer  the   Contract's   Withdrawal   Value  to  certain  other   investment
alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The  distribution  or  withdrawal  of amounts  under a Contract  purchased in connection  with a Qualified Plan may result in the receipt of taxable income to the  Participant  and in some  instances  may  also  result  in a  penalty  tax.
Therefore,  you should carefully consider the tax consequences of a distribution or withdrawal  under a Contract and you should  consult a competent tax adviser.
See "Federal Tax Matters."

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by groups which are Qualified  Plans under the  provisions of the Internal  Revenue
Code ("Code").  The ultimate  effect of federal income taxes on the amounts held under a  Contract,  on annuity  payments,  and on the  economic  benefits to the
Participant,  the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement  plan,  if any, for which the Contract is purchased,  the tax and  employment  status of the  individuals  involved  and a number of other factors.  The  discussion  contained  herein and in the  Statement of Additional
Information  is  general  in  nature  and is not  intended  to be an  exhaustive discussion of all questions that might arise in connection  with a Contract.  It is based upon the Company's understanding of the present federal income tax laws as  currently  interpreted  by the IRS,  and is not  intended as tax advice.  No representation  is made regarding the likelihood of  continuation of the present federal  income  tax laws or of the  current  interpretations  by the IRS or the courts. Future legislation may affect annuity contracts adversely.  Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent  complexity of the tax laws and the fact that tax results will vary according to the particular  circumstances  of the  individual  involved and the
Qualified  Plan, a person should consult with a qualified tax adviser  regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the  receipt  of annuity  payments  under a  Contract  or any other  transaction involving a Contract.  THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX
STATUS OF, OR TAX  CONSEQUENCES  ARISING FROM,  ANY CONTRACT OR ANY  TRANSACTION
INVOLVING A CONTRACT.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT --

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the  Company,  the Company  will be  responsible  for any federal income  taxes that become  payable  with  respect to the income of the  Separate
Account and its Subaccounts.

   CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company  that are  attributable  to the  Separate  Account,  the
Subaccounts or the  operations of the Company with respect to the Contracts,  or attributable to payments,  premiums,  or acquisition  costs under the Contracts.
The Company will review the question of a charge to the  Separate  Account,  the
Subaccounts  or the  Contracts for the  Company's  federal  taxes  periodically.
Charges may become  necessary if, among other reasons,  the tax treatment of the
Company or of income and expenses  under the Contracts is ultimately  determined to be other  than what the  Company  currently  believes  it to be, if there are changes made in the federal  income tax  treatment of variable  annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws,  the Company may incur state and local taxes (in addition
to  premium  taxes)  in  several  states.  At  present,   these  taxes  are  not
significant.  If there is a  material  change in  applicable  state or local tax laws,  the  Company  reserves  the right to charge the  Separate  Account or the
Subaccounts  for such taxes,  if any,  attributable  to the Separate  Account or
Subaccounts.

   DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the
Code prescribing  asset  diversification  requirements for investment  companies whose shares are sold to insurance  company  separate  accounts funding variable contracts.  Pursuant  to these  regulations,  on the  last day of each  calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one  investment,  no more than 70% may be  represented  by any two  investments,  no more  than 80% may be represented by any three investments, and no more than 90% may be represented by any four  investments.  For purposes of Section  817(h),  securities of a single issuer  generally  are treated as one  investment  but  obligations  of the U.S.
Treasury and each U.S.  Governmental  agency or  instrumentality  generally  are treated as securities of separate  issuers.  The Separate  Account,  through the
Underlying  Funds,  intends to comply with the  diversification  requirements of
Section 817(h).

     In certain  circumstances,  owners of  variable  annuity  contracts  may be considered  the owners,  for federal  income tax purposes,  of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate  account  assets would be includable in the variable contractowner's  gross  income.  The IRS has stated in published  rulings that a variable  contractowner  will be considered the owner of separate account assets if the contractowner  possesses  incidents of ownership in those assets, such as the  ability to  exercise  investment  control  over the  assets.  The  Treasury
Department  also  announced,  in  connection  with the  issuance of  regulations concerning  diversification,  that those  regulations  "do not provide  guidance concerning the  circumstances  in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Participant),  rather than the  insurance  company,  to be  treated  as the owner of the assets in the account." This  announcement also stated that guidance would be issued by way of regulations  or rulings on the "extent to which  policyholders  may direct their investments  to  particular  subaccounts  without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

     The  ownership  rights under the Contract are similar to, but  different in certain  respects  from,  those  described by the IRS in rulings in which it was determined that  policyowners  were not owners of separate  account assets.  For example,  the  Contractowner has additional  flexibility in allocating  purchase payments and Contract Values.  These differences could result in a Contractowner being  treated as the owner of a pro rata  portion of the assets of the Separate
Account.  In  addition,  the Company  does not know what  standards  will be set forth, if any, in the  regulations or rulings which the Treasury  Department has stated it expects to issue. The Company  therefore  reserves the right to modify the Contract, as it deems appropriate,  to attempt to prevent a Participant from being  considered  the owner of a pro rata share of the  assets of the  Separate
Account.  Moreover, in the event that regulations or rulings are adopted,  there can be no  assurance  that  the  Underlying  Funds  will be able to  operate  as currently  described in the  Prospectus,  or that the Underlying  Funds will not have to change their investment objective or investment policies.

QUALIFIED  PLANS -- The Contract may be used with Qualified  Plans that meet the requirements  of Section 401,  403(b),  or 457 of the Code. You should  consider that the Contract  does not provide any  additional  tax  advantage  beyond that already available through the Qualified Plan.  However,  the Contract does offer features  and  benefits  in  addition  to  providing  tax  deferral  that  other
investments  may  not  offer,   including  death  benefit  protection  for  your
beneficiaries  and annuity options which  guarantee  income for life. You should consult with your financial  professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax  rules  applicable  to  participants  in such  Qualified  Plans  vary according to the type of plan and the terms and  conditions  of the plan itself.
No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate  retirement savings under the  plans.  Adverse  tax  or  other  legal  consequences  to the  Plan,  to the
Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments,  unless the Plan complies with all legal requirements applicable to such benefits prior to transfer of the
Contract.  Participants,  Annuitants,  and  Beneficiaries are cautioned that the rights of any person to any benefits under such  Qualified  Plans may be subject to the terms and  conditions  of the plans  themselves  or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.  For example,  the Company may accept  beneficiary  designations  and payment  instructions  under the  terms of the  Contract  without  regard to any spousal  consent that may be required under the plan or the Employee  Retirement
Income Security Act of 1974 (ERISA).  Consequently,  a Participant's Beneficiary
designation or elected payment option may not be enforceable.

   The  amounts  that may be  contributed  to  Qualified  Plans are  subject  to limitations  that  vary  depending  on the  type of  Plan.  In  addition,  early distributions  from most Qualified Plans may be subject to penalty taxes, or for
certain  plans,   could  cause  the  Plan  to  be   disqualified.   Furthermore,
distributions   from  most  Qualified  Plans  are  subject  to  certain  minimum distribution  rules.  Failure  to  comply  with  these  rules  could  result  in disqualification  of the Plan or subject the Participant or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity  Options to certain  Annuitants and their  Beneficiaries.  These requirements may not be incorporated into the Company's Contract  administration
procedures.   Owners,   Participants  and   Beneficiaries  are  responsible  for
determining  that  contributions,  distributions  and  other  transactions  with respect to the Contracts comply with applicable law.

   The following are brief  descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 401. Code Section 401 permits employers to establish various types of retirement  plans (e.g.,  pension,  profit  sharing and 401(k)  plans) for their employees. For this purpose,  self-employed individuals (proprietors or partners operating a trade or business) are treated as employees  and therefore  eligible to participate in such plans.  Retirement  plans  established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

   In order for a retirement  plan to be "qualified"  under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting;  (ii) not discriminate in favor of "highly compensated"  employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv)  prohibit  the use of plan  assets for  purposes  other than the  exclusive benefit  of the  employees  and their  beneficiaries  covered  by the plan;  (v)
provide  for  distributions  that  comply  with  certain  minimum   distribution
requirements;  (vi) provide for certain  spousal  survivor  benefits;  and (vii)
comply with numerous other qualification requirements.

   A retirement  plan qualified under Code Section 401 may be funded by employer
contributions,   employee   contributions   or  a  combination  of  both.   Plan
participants  are  normally not subject to tax on employer  contributions  until such amounts are actually distributed from the plan. Depending upon the terms of the  particular  plan,  employee  contributions  may be  made  on a  pre-tax  or after-tax basis. In addition,  plan  participants are not taxed on plan earnings derived from either employer or employee  contributions  until such earnings are distributed.

   Each  employee's  interest in a retirement  plan qualified under Code Section
401 must  generally be  distributed  or begin to be  distributed  not later than
April 1 of the calendar  year  following the later of the calendar year in which the employee  reaches age 70 1/2 or retires  ("required  beginning  date").  The required  beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70 1/2. Periodic  distributions must not extend  beyond  the life of the  employee  or the  lives of the  employee  and a designated beneficiary (or over a period extending beyond the life expectancy of the  employee or the joint life  expectancy  of the  employee  and a  designated beneficiary).

   If an employee dies before  reaching his or her required  beginning date, the employee's  entire  interest  in the plan must  generally  be  distributed  to a designated  beneficiary before the close of the calendar year following the year of the employee's  death and be made over the life of the beneficiary (or over a period not  extending  beyond the life  expectancy of the  beneficiary).  If the designated beneficiary is the employee's surviving spouse,  distributions may be delayed  until  the  employee  would  have  reached  age 70 1/2.  If there is no
designated  beneficiary,   or  if  delayed  distributions  are  elected  by  the
Beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee's death.

   Annuity  payments  distributed  from a retirement  plan qualified  under Code
Section 401 are taxable under  Section 72 of the Code.  Section 72 provides that the portion of each payment  attributable to contributions  that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment.  The portion so excluded is determined by dividing the employee's  investment in the plan by (1) the number of anticipated payments determined  under a table set forth in Section 72 of the Code or (2) in the case of a contract  calling for installment  payments,  the number of monthly annuity payments  under such  contract.  The  portion  of each  payment in excess of the exclusion amount is taxable as ordinary income.  Once the employee's  investment has been recovered,  the full annuity  payment will be taxable.  If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction  on his final  return.  If the  employee  made no contributions  that were  taxable  when made,  the full  amount of each  annuity payment is taxable to him as ordinary income.

   A "lump-sum" distribution from a retirement plan qualified under Code Section
401 may be eligible  for  favorable  tax  treatment  by certain  individuals.  A
"lump-sum"  distribution  means the distribution  within one taxable year of the balance to the credit of the employee which becomes  payable:  (i) on account of the  employee's  death,  (ii) after the  employee  attains age 59 1/2,  (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become  disabled (in the case of a self-employed person only).

   As a general  rule,  a lump-sum  distribution  is fully  taxable as  ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free.  However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

   Distributions  from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan,  including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTION  403(b).  Code Section  403(b)  permits  public school  employees and
employees  of  certain  types  of   charitable,   educational   and   scientific
organizations  specified in Section  501(c)(3)  of the Code to purchase  annuity contracts,  and,  subject  to  certain  limitations,  to  exclude  the amount of purchase  payments  from gross  income for tax  purposes.  The  Contract  may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b)  annuities must generally be provided under a plan which meets certain minimum  participation,  coverage,  and nondiscrimination  requirements.
Section  403(b)  annuities  are  generally   subject  to  minimum   distribution
requirements  similar to those  applicable to retirement  plans  qualified under
Section 401 of the Code. See "Section 401."

   A  Section   403(b)   annuity   contract  may  be  purchased   with  employer
contributions,  employee  contributions  or a combination of both. An employee's rights under a Section 403(b)  contract must be  nonforfeitable.  Prior to 2002, numerous  limitations  applied to the amount of contributions that could be made to a Section 403(b) annuity contract.  These limitations were referred to as the
"maximum  exclusion  allowance." The contribution limit is similar to the limits on  contributions  to qualified  retirement  plans and depends upon, among other things,  whether the annuity  contract is  purchased  with  employer or employee contributions.

   Amounts used to purchase  Section 403(b)  annuities  generally are excludable from the taxable income of the employee.  As a result,  all  distributions  from such annuities are normally taxable in full as ordinary income to the employee.

   A Section 403(b) annuity  contract must prohibit the distribution of employee contributions  (including earnings thereon) until the employee:  (i) attains age
59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled;
or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions  from a Section 403(b)  annuity  contract may be eligible for a tax-free rollover to another eligible  retirement plan,  including an individual retirement account or annuity (IRA). See "Rollovers."

   SECTION  457.  Section 457 of the Code  permits  employees of state and local governments  and units and  agencies  of state  and local  governments,  such as schools,  as well as  tax-exempt  organizations  to  defer a  portion  of  their compensation without paying current taxes if those employees are participants in an  eligible  deferred  compensation  plan.  A Section  457 plan may  permit the purchase of Contracts to provide benefits thereunder.

   Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt  employer sponsor,  all amounts  deferred  under the plan,  and any income  thereon,  remain  solely the property of the  employer  and  subject to the claims of its  general  creditors until paid to the participant.  The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or a custodial account or an  annuity  contract)  for the  exclusive  benefit of plan  participants.  A
Section 457 plan must not permit the  distribution of a  participant's  benefits until the  participant  attains age 70 1/2,  terminates  employment or incurs an
"unforeseeable emergency."

   Section 457 plans are generally subject to minimum distribution  requirements similar to those  applicable to retirement  plans qualified under Section 401 of the Code.  See "Section 401." Since under a Section 457 plan  contributions  are generally  excludable  from the taxable income of the employee,  the full amount received  will  usually be taxable as  ordinary  income  when  annuity  payments commence or other distributions are made.  Distributions from a Section 457 plan for a tax-exempt employer are not eligible for tax-free rollovers.  Beginning in
2002,  distributions  from a governmental 457 plan may be rolled over to another eligible retirement plan including an IRA.

   ROLLOVERS.  A "rollover" is the tax-free  transfer of a distribution from one
"eligible  retirement plan" to another.  Distributions which are rolled over are not included in the individual's gross income until some future time.

   If any  portion of the  balance to the credit of an employee in a Section 401 plan,  Section  403(b)  plan or  governmental  Section  457  plan is paid to the participant in an "eligible rollover distribution" and the participant transfers any portion of the amount  received to an "eligible  retirement  plan," then the amount so transferred is not includable in income.  Also, pre-tax  distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover  distribution"  generally means any  distribution  that is not one of a series  of  periodic  payments  made  for the life of the  distributee  or for a
specified  period  of  at  least  ten  years.  In  addition,   required  minimum
distributions,  death  distributions  (except to a surviving spouse) and certain corrective distributions will not qualify as eligible rollover distributions.  A rollover must be made directly between plans or indirectly  within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another retirement plan qualified under
Code Section 401, a Section  403(b) plan, a  traditional  individual  retirement
account  or  annuity  under  Code  Section  408,  or  a  governmental   deferred
compensation plan under Code Section 457.

   A Section 401 plan,  a Section  403(b) plan or a  governmental  457 plan must generally provide a participant  receiving an eligible rollover distribution the option  to have  the  distribution  transferred  directly  to  another  eligible retirement plan.

   TAX PENALTIES.  PREMATURE  DISTRIBUTION TAX.  Distributions  from a Qualified
Plan  before the  participant  reaches  age 59 1/2 are  generally  subject to an additional tax equal to 10% of the taxable portion of the distribution.  The 10%
penalty tax does not apply to  distributions:  (i) made on or after the death of the employee;  (ii) attributable to the employee's  disability;  (iii) which are part of a series  of  substantially  equal  periodic  payments  made  (at  least annually) for the life (or life  expectancy)  of the employee or the joint lives
(or joint life  expectancies)  of the employee and a designated  beneficiary and which, for Qualified Plans other than IRAs, begin after the employee  terminates employment;  (iv) made to an employee  after  termination  of  employment  after reaching  age 55; (v) made to pay for certain  medical  expenses;  (vi) that are exempt  withdrawals  of an excess  contribution;  (vii)  that is rolled  over or transferred in accordance with Code requirements;  or (viii) that is transferred pursuant to a decree of divorce or separate  maintenance  or written  instrument incident to such a decree.  The 10% penalty tax is generally  not  applicable to distributions from a Section 457 plan.

   MINIMUM  DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum  required  distribution  for the year, the  participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING.   Periodic   distributions  (e.g.,   annuities  and  installment
payments) from a Qualified Plan that will last for a period of ten or more years are generally  subject to voluntary income tax withholding.  The amount withheld on such periodic  distributions  is determined at the rate  applicable to wages.
The  recipient  of a  periodic  distribution  may  generally  elect  not to have withholding apply.

   Nonperiodic  distributions  (e.g.,  lump sums and  annuities  or  installment payments  of fewer than ten years)  from a  Qualified  Plan (other than IRAs and tax-exempt  entity  Section 457 plans) are  generally  subject to mandatory  20%
income tax withholding.  However,  no withholding is imposed if the distribution is transferred directly to another eligible retirement plan.

   The above description of the federal income tax consequences of the different types of  Qualified  Plans which may be funded by the  Contract  offered by this
Prospectus is only a brief summary and is not intended as tax advice.  The rules governing  the  provisions of Qualified  Plans are  extremely  complex and often difficult to comprehend.  Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.  A prospective  Participant considering purchase of a Contract in connection with a
Qualified  Plan should first  consult a qualified and competent tax adviser with regard to the  suitability  of the  Contract  as an  investment  vehicle for the
Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the  Underlying  Funds held by the  Subaccounts.  The Company  will  exercise voting rights attributable to the shares of each of the Underlying Funds held in the Subaccounts at any regular and special  meetings of the  shareholders of the
Underlying Funds on matters requiring  shareholder voting under the 1940 Act. In accordance with its view of presently  applicable law, the Company will exercise its voting rights based on instructions  received from persons having the voting interest  in  corresponding  Subaccounts.  However,  if  the  1940  Act  or  any
regulations  thereunder  should be  amended,  or if the  present  interpretation thereof  should  change,  and as a  result  the  Company  determines  that it is permitted to vote the shares of the  Underlying  Funds in its own right,  it may elect to do so.

   The person having the voting  interest under a Contract is the Owner.  Unless otherwise  required  by  applicable  law,  the number of shares of a  particular
Underlying Fund as to which voting  instructions  may be given to the Company is determined by dividing your Contract Value in the corresponding  Subaccount on a particular  date by the net asset value per share of the  Underlying  Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting  instructions  may be  given  will  be  determined  as of the  same  date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the  Underlying  Fund.  If  required  by the SEC,  the Company reserves  the right to  determine  in a  different  fashion  the  voting  rights attributable to the shares of the Underlying Funds.  Voting  instructions may be cast in person or by proxy.

   Voting rights  attributable  to your Contract Value in a Subaccount for which no timely voting  instructions  are received will be voted by the Company in the same proportion as the voting  instructions that are received in a timely manner for all  Contracts  participating  in that  Subaccount.  The  Company  will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable  to  Contractowners,  if any, in the same  proportion as the voting
instructions   that  are  received  in  a  timely   manner  for  all   Contracts
participating in that Subaccount.

SUBSTITUTION  OF  INVESTMENTS  -- The  Company  reserves  the right,  subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions  for,  or  combinations  of the  securities  that  are held by the
Separate  Account  or  any  Subaccount  or  that  the  Separate  Account  or any
Subaccount may purchase.  If shares of any or all of the Underlying Funds should no longer be available for  investment,  or if the Company  management  believes further investment in shares of any or all of the Underlying Funds should become inappropriate  in  view  of  the  purposes  of the  Contract,  the  Company  may substitute  shares of another  Underlying Fund or of a different fund for shares already  purchased  or to be purchased  in the future  under the  Contract.  The
Company may also purchase,  through the Subaccount,  other  securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection  with a substitution  of any shares  attributable to an Owner's interest in a  Subaccount  or the Separate  Account,  the Company  will,  to the extent required under applicable law, provide notice, seek Owner approval,  seek prior  approval  of the SEC,  and  comply  with the  filing or other  procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish  additional  Subaccounts  of the Separate  Account that would invest in a new Underlying Fund or in shares of another  investment  company,  a series  thereof,  or other suitable  investment vehicle.  The Company may establish new Subaccounts in its sole discretion,  and will determine whether to make any new Subaccount  available to existing Owners.
The Company may also  eliminate  or combine one or more  Subaccounts  if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the Fixed Account.  The Company also reserves the right, subject to any required regulatory  approvals,  to transfer assets of any Subaccount to another separate account or Subaccount.

   In the  event of any  such  substitution  or  change,  the  Company  may,  by appropriate  endorsement,  make such changes in these and other contracts as may be  necessary or  appropriate  to reflect such  substitution  or change.  If the
Company  believes it to be in the best interests of persons having voting rights under the  Contracts,  the  Separate  Account may be  operated  as a  management investment  company  under the 1940 Act or any other form  permitted by law. The
Separate  Account  may  be  deregistered  under  that  Act  in  the  event  such registration  is no longer  required,  or it may be combined with other separate accounts of the Company or an  affiliate  thereof.  Subject to  compliance  with applicable  law,  the Company also may combine one or more  Subaccounts  and may establish a  committee,  board,  or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND  AMENDMENTS  -- The Company  reserves  the right, without  the  consent  of the  Owner or  Participant,  to  suspend  sales of the
Contract as presently  offered and to make any change to the  provisions  of the
Contracts to comply with,  or give  Participants  the benefit of, any federal or state statute,  rule, or regulation,  including but not limited to  requirements for annuity  contracts and retirement  plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.  In addition, upon 30 days notice to the Owner,  the Company  may make other  changes to the  Contract that will apply only to individuals who become  Participants after the effective date of the change.

REPORTS TO OWNERS -- The  Company  will send you  annually a  statement  setting forth a  summary  of the  transactions  that  occurred  during  the year and the
Contract  Value as of the end of the  year.  In  addition,  the  statement  will indicate  the  allocation  of  Contract  Value  among the Fixed  Account and the
Subaccounts  and any other  information  required by law.  The Company will also send confirmations upon purchase  payments,  transfers,  loans, loan repayments, and full and partial  withdrawals.  The Company may confirm certain transactions on a quarterly basis.  These  transactions  include purchases under an Automatic
Investment  Program,  transfers  under  the  Dollar  Cost  Averaging  and  Asset
Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive an annual and semiannual  report  containing  financial statements for those Underlying Funds  corresponding to the Subaccounts to which you have allocated your Contract Value.  Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC  EXCHANGE  PRIVILEGES -- You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset  Reallocation option by telephone if the  Telephone  Transfer  section of the  application  or proper form ("Telephone Authorization") has been completed, signed, and filed at the Company's  Administrative  Office. The Company has established procedures to confirm that instructions  communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures.  The Company's  procedures require that any person
requesting  a  transfer  by  telephone   provide  the  account  number  and  the
Participant's tax  identification  number and such instructions must be received on a  recorded  line.  The  Company  reserves  the  right to deny any  telephone transfer  request.  If all  telephone  lines are busy (which  might  occur,  for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing  telephone transfers,  you authorize the Company to accept and act upon  telephonic  instructions  for transfers  involving your Contract.  You agree that neither the Company,  any of its affiliates,  nor any Underlying Fund will be liable for any loss,  damages,  cost, or expense  (including  attorneys'
fees) arising out of any telephone  requests,  provided that the Company effects such request in accordance  with its  procedures.  As a result of this policy on telephone  requests,  you  bear  the risk of loss  arising  from  the  telephone transfer  privilege.  The  Company  may  discontinue,  modify,  or  suspend  the telephone transfer privilege at any time.

LEGAL  PROCEEDINGS  --  There  are no legal  proceedings  pending  to which  the
Separate  Account  is a party or which  would  materially  affect  the  Separate
Account.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has
passed upon legal matters in connection with the issue and sale of the Contracts described in this  Prospectus,  the  Company's  authority to issue the Contracts under Kansas law, and the  validity of the forms of the  Contracts  under Kansas law.

PERFORMANCE INFORMATION

   Performance  information  for  the  Subaccounts,   including  the  yield  and
effective  yield of the Money  Market  Subaccount,  the  yield of the  remaining
Subaccounts,   and  the  total   return  of  all   Subaccounts   may  appear  in
advertisements,  reports,  and promotional  literature to current or prospective
Participants.

   Current  yield  for the  Money  Market  Subaccount  will be based  on  income received by a hypothetical  investment  over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received  for 52 weeks,  stated in terms of an annual  percentage return on the investment).  "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

   For the  remaining  Subaccounts,  quotations  of  yield  will be based on all investment  income per  Accumulation  Unit earned during a given 30-day  period, less expenses accrued during the period ("net investment  income"),  and will be computed by dividing net investment  income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any
Subaccount  will be expressed in terms of the average annual  compounded rate of return on a  hypothetical  investment in a Contract over a period of one,  five, and ten years (or, if less, up to the life of the Subaccount),  will reflect the deduction of the  administration  charge,  mortality and expense risk charge and contingent  deferred  sales  charge  and may  simultaneously  be shown for other periods.

   Quotations  of yield and  effective  yield do not  reflect  deduction  of the contingent deferred sales charge, and total return figures may be quoted that do not reflect  deduction of the charge.  If  reflected,  the  performance  figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect  deduction of the  contingent  deferred sales charge that would be imposed if Contract  Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contracts  were not available  for purchase  until  September 1,
1998,  certain of the  Underlying  Funds were in  existence  prior to that date.
Performance information for the Subaccounts may also include quotations of total return for periods  beginning  prior to the  availability  of the Contracts that incorporate the performance of the Underlying Funds.

   Performance  information  for a Subaccount  may be  compared,  in reports and promotional  literature,  to: (i) the  Standard & Poor's 500 Stock  Index  ("S&P
500"),   Dow  Jones   Industrial   Average   ("DJIA"),   Donaghue  Money  Market
Institutional  Averages,  the Lehman Brothers  Government  Corporate  Index, the
Morgan Stanley  Capital  International's  EAFE Index or other indices  measuring performance  of a pertinent  group of securities so that investors may compare a
Subaccount's  results  with those of a group of  securities  widely  regarded by
investors  as   representative   of  the   securities   markets  in  general  or
representative  of a particular  type of security;  (ii) other variable  annuity separate  accounts or other  investment  products  tracked by Lipper  Analytical
Services,  a widely used independent  research firm which ranks mutual funds and other investment companies by overall performance,  investment  objectives,  and assets, or tracked by other rating services, companies, publications, or persons who rank separate accounts or other investment  products on overall  performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an  investment  in the  Contract.  Unmanaged indices may assume the  reinvestment  of dividends  but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for any Subaccount reflects only the performance of a hypothetical  Contract  under which  Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information  should be  considered  in light of the  investment  objectives  and policies,  characteristics,  and  quality  of the  Underlying  Fund in which the
Subaccount  invests and the market conditions during the given time period,  and should not be  considered  as a  representation  of what may be  achieved in the future.  For a  description  of the methods  used to  determine  yield and total return for the Subaccounts, see the Statement of Additional Information.

   Reports  and  promotional  literature  may  also  contain  other  information including  (i) the ranking of any  Subaccount  derived from rankings of variable annuity  separate  accounts  or other  investment  products  tracked  by  Lipper
Analytical  Services or by other rating services,  companies,  publications,  or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred  compounding on a
Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison,  at various points in time,  of the return from an  investment  in a Contract (or returns in general)  on a  tax-deferred  basis  (assuming  one or more tax rates)  with the return on a taxable  basis,  and (iii) the  Company's  rating or a rating of the
Company's  claim-paying  ability as  determined  by firms that  analyze and rate
insurance   companies   and  by   nationally   recognized   statistical   rating
organizations.

ADDITIONAL INFORMATION

REGISTRATION  STATEMENT -- A Registration  Statement under the 1933 Act has been filed with the SEC relating to the offering  described in this Prospectus.  This
Prospectus  does not include all the  information  included in the  Registration
Statement,  certain  portions of which,  including  the  Statement of Additional
Information, have been omitted pursuant to the rules and regulations of the SEC.
The  omitted  information  may be  obtained  at the  SEC's  principal  office in
Washington,  DC,  upon  payment  of the  SEC's  prescribed  fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL  STATEMENTS  -- The  consolidated  financial  statements  of  Security
Benefit Life Insurance Company and Subsidiaries,  at December 31, 2002 and 2001,
and for each of the three years in the period ended  December 31, 2002,  and the financial  statements of the Variflex  Separate Account at December 31, 2002 and
for each of the specified  periods  ended  December 31, 2002, or for portions of such  periods as  disclosed  in the  financial  statements,  are included in the
Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional  Information  contains more specific  information and financial statements relating to Security Benefit Life Insurance Company and
Subsidiaries.  The contents of the Statement of Additional  Information  are set
forth below:

THE CONTRACT
  Valuation of Accumulation Units
  Computation of Variable Annuity Payments
  Illustration
  Variations in Charges
  Termination of Contract
  Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS
  Section 401
  Section 403(b)
  Section 457

ASSIGNMENT

DISTRIBUTION OF CONTRACTS

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

PERMISSIBLE ADVERTISING INFORMATION

STATE REGULATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no  guarantee  that  any  Underlying  Fund  will  meet  its  investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES,  RESTRICTIONS AND
RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY
BE FOUND IN THE RESPECTIVE  UNDERLYING  FUND  PROSPECTUS.  PROSPECTUSES  FOR THE
UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

AIM VARIABLE  INSURANCE FUNDS -- The AIM Variable Insurance Funds is an open-end investment  company.  Shares of the Fund's portfolios are available  exclusively for use as the  investment  vehicle  for  variable  annuity  and  variable  life insurance products. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston,
Texas 77046-1173,  serves as investment adviser and manager of the portfolios of the Fund.

   AIM V.I. BASIC VALUE FUND (SERIES II). AIM V.I. Basic Value Fund (the "Fund")
is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT OBJECTIVE:  To seek long-term growth of capital. The Fund seeks to meet this objective by investing,  normally, at least 65% of its total assets in equity  securities of U.S. issuers that have market  capitalizations  of greater than  $500  million  and  that  the  Fund's  portfolio  managers  believe  to be undervalued in relation to long-term  earning power or other  factors.  The Fund may also  invest up to 35% of its total  assets  in  equity  securities  of U.S.
issuers  that have  market  capitalizations  of less than  $500  million  and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments,  all of which are issued by U.S. issuers.
The Fund may also invest up to 25% of its total assets in foreign issuers.

   AIM V.I.  MID CAP CORE EQUITY FUND  (SERIES II). AIM V.I. Mid Cap Core Equity
Fund (the "Fund") is a portfolio of the AIM Variable Insurance Funds.

   INVESTMENT  OBJECTIVE:  To seek long-term  growth of capital.  The Fund seeks this objective by investing,  normally,  at least 80% of its total assets,  plus the amount of any  borrowings  for investment  purposes,  in equity  securities, including  convertible  securities,  of mid-cap companies.  The Fund considers a company to be a mid-cap company if it has a market capitalization at the time of purchase,  within the range of market  capitalizations  of companies included in the Russell  MidcapTM Index.  In complying with the 80% investment  requirement, the Fund may include  synthetic  instruments,  which are  investments  that have economic  characteristics  similar to the  Fund's  direct  investments,  and may
include  warrants,   futures,   options,   exchange-traded  funds  and  American
Depositary  Receipts.  The Fund may also invest up to 25% of its total assets in foreign securities.

AMERICAN  CENTURY®  VP  FUND -- The  American  Century  VP  Fund is an  open-end investment  company.  Shares of the Fund's portfolios are available  exclusively for use as the  investment  vehicle  for  variable  annuity  and  variable  life insurance  products.  American Century  Investment  Management,  Inc., 4500 Main
Street, Kansas City, Missouri 64111, serves as investment adviser and manager of the series of the Fund.

   AMERICAN  CENTURY VP ULTRA® FUND (CLASS II).  American  Century VP Ultra Fund
(the "Fund") is a series of the American Century VP Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term  capital growth.  The Fund managers look for stocks of large  companies  they  believe  will  increase in value over time, using a growth investment  strategy  developed by American  Century.  This strategy  looks for  companies  with  earnings  and  revenues  that are not only growing,  but growing at a  successively  faster,  or  accelerating  pace.  This strategy  is based on the  premise  that,  over the long  term,  the  stocks  of companies with  accelerating  earnings and revenues have a  greater-than-average chance to increase in value.  The  managers  use a bottom-up  approach to select stocks to buy for the Fund.  This means that the managers make their  investment decisions  based  primarily  on the  business  fundamentals  of  the  individual companies,  rather than on economic  forecasts or the outlook for  industries or sectors.  Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the  amount  of  assets  the  Fund can  invest  in  foreign companies,  which present some unique risks. The fund managers do not attempt to time the market.  Instead,  under normal market conditions,  they intend to keep the Fund  essentially  fully  invested in stocks  regardless  of the movement of stock prices generally.

   AMERICAN  CENTURY VP VALUE FUND  (CLASS II).  American  Century VP Value Fund
(the "Fund") is a series of the American Century VP Fund.

   INVESTMENT OBJECTIVE: To seek long-term capital growth. Income is a secondary objective.  The Fund managers look for stocks of companies that they believe are undervalued  at the time of purchase,  using a value  investment  strategy  that looks  for  companies  that are  temporarily  out of favor  in the  market.  The managers attempt to purchase the stocks of these undervalued  companies and hold them until they have returned to favor in the market and their stock prices have gone up.  Companies may be  undervalued  due to market  declines,  poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or  because  they  have been  overlooked  by the  market.  Under  normal  market conditions,  the Fund managers  intend to keep at least 80% of the Fund's assets invested in U.S. equity securities.

DREYFUS VARIABLE  INVESTMENT FUND -- Dreyfus Variable  Investment Fund ("Dreyfus
VIF") is an open-end  investment  company.  Portfolio shares are offered only to separate  accounts  established by insurance  companies to fund variable annuity contracts and variable life insurance  policies.  The Dreyfus  Corporation,  200
Park  Avenue,  New York,  New York 10166,  serves as  investment  adviser to the
Portfolio.

   DREYFUS  VIF  INTERNATIONAL  VALUE  PORTFOLIO  (SERVICE  CLASS).  Dreyfus VIF
International  Value  Portfolio  (the  "Portfolio")  is a series of the  Dreyfus
Variable Investment Fund.

   INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital growth. To pursue this goal, the Portfolio  normally invests at least 80% of its assets in stocks.
The  Portfolio  ordinarily  invests most of its assets in  securities of foreign
companies.   The  Portfolio's  stock  investments  may  include  common  stocks, preferred  stocks and  convertible  securities,  including  those  purchased  in initial  public  offerings or shortly  thereafter.  The  Portfolio may invest in companies of any size.  The  Portfolio  may also invest in companies  located in emerging markets.

INVESCO VARIABLE INVESTMENT FUNDS, INC.-- The INVESCO Variable Investment Funds,
Inc. is an open-end  investment  company.  Shares of the Fund's  portfolios  are available exclusively for use as the investment vehicle for variable annuity and variable life insurance products.  INVESCO Funds Group, Inc.  ("INVESCO"),  4350
South Monaco Street, Denver, Colorado,  serves as investment adviser and manager of the series of the Fund.

   INVESCO  VIF HEALTH  SCIENCES  FUND.  INVESCO VIF Health  Sciences  Fund (the
"Fund") is a series of the INVESCO Variable Investment Funds, Inc.

   INVESTMENT  OBJECTIVE:  To seek capital growth.  The Fund is actively managed and invests  primarily in equity  securities that INVESCO  believes will rise in price faster than other securities,  as well as in options and other investments whose values are based upon the values of equity  securities.  The Fund normally invests at least 80% of its net assets in equity  securities and  equity-related instruments  of companies  that  develop,  produce,  or  distribute  products or services  related to health care. These companies  include,  but are not limited to, medical equipment or supplies,  pharmaceuticals,  biotechnology,  and health care  providers  and services  companies.  At any given time,  20% of the Fund's assets is not required to be invested in the sector.

   INVESCO VIF REAL ESTATE OPPORTUNITY FUND. INVESCO VIF Real Estate Opportunity
Fund (the "Fund") is a series of the INVESCO Variable Investment Funds, Inc.

   INVESTMENT  OBJECTIVE:  To seek capital  growth.  The Fund also seeks to earn current income. The Fund is aggressively managed and invests primarily in equity
securities  that  INVESCO   believes  will  rise  in  price  faster  than  other
securities,  as well as in options and other  instruments whose values are based upon the values of equity securities.  The Fund normally invests at least 80% of its net assets in equity securities and equity-related  instruments of companies doing business in the real estate  industry,  including  real estate  investment trusts  ("REITS"),  which invest in real estate or interests in real estate.  No one  property  will  represent  more than 50% of the Fund's  total  assets.  The companies  in which the Fund invests may also  include,  but are not limited to, real estate  brokers,  home builders or real estate  developers,  companies with substantial real estate holdings, and companies with significant  involvement in the real estate industry or other real  estate-related  companies.  At any given time, 20% of the Fund's assets is not required to be invested in the sector.

OPPENHEIMER  VARIABLE ACCOUNT FUNDS -- The Oppenheimer Variable Account Funds is
an open-end investment company. Shares of the Variable Account Funds' portfolios are available exclusively for use as the investment vehicle for variable annuity and  variable  life  insurance  products.  OppenheimerFunds,  Inc.,  498 Seventh
Avenue,  New York, New York, 10018,  serves as investment adviser and manager of the series of the Oppenheimer Variable Account Funds.

   OPPENHEIMER MAIN STREET SMALL CAP FUND/VA  (SERVICE CLASS).  Oppenheimer Main
Street  Small Cap Fund (the  "Fund")  is a series  of the  Oppenheimer  Variable
Account Funds.

   INVESTMENT OBJECTIVE:  To seek capital appreciation.  The Fund invests mainly in common  stocks of  small-capitalization  ("small  cap") U.S.  companies  that
OppenheimerFunds,  Inc.  believes have favorable  business  trends or prospects.
Under  normal  market  conditions,  the Fund will invest at least 80% of its net assets  (including  any  borrowings  for  investment  purposes) in securities of companies  having a small  market  capitalization.  These may  include  "growth"
and/or "value" common stocks and other equity securities.  The Fund incorporates a blended style of investing  combining  both growth and value styles.  The Fund currently  considers  an  issuer  having a market  capitalization  of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security,  and it is not required to sell the security if the issuer's  capitalization  grows above $2.5 billion.  Over time, the Fund may change  the range of assets it uses to define  "small  cap"  issuers,  as market conditions change.

PIMCO  VARIABLE  INSURANCE  TRUST -- The PIMCO  Variable  Insurance  Trust is an
open-end  investment  company.  Shares of the PIMCO Variable  Insurance  Trust's portfolios  are  available  exclusively  for use as the  investment  vehicle for variable  annuity and  variable  life  insurance  products.  Pacific  Investment
Management  Company LLC ("PIMCO"),  840 Newport Center Drive, Suite 300, Newport
Beach,  California 92660, serves as investment adviser and manager of the series of the PIMCO Variable Insurance Trust.

   PIMCO  VIT ALL  ASSET  PORTFOLIO  (ADMINISTRATIVE  CLASS).  PIMCO  All  Asset
Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT   OBJECTIVE:   To  seek  maximum  real  return   consistent   with
preservation of real capital and prudent  investment  management.  The Fund is a
"fund of funds," which is a term used to describe mutual funds that pursue their investment  objective by investing in other mutual funds. The Fund may invest in any of the funds of the PIMCO Funds:  Pacific  Investment  Management Series, an
affiliated open-end  investment  company,  except the Strategic Balanced and All
Asset Funds  ("Underlying PIMS Funds").  Research  Affiliates,  the Fund's asset allocation  sub-adviser,  determines how the Fund allocates and  reallocates its assets among the Underlying PIMS Funds. The Fund may invest in any or all of the
Underlying  PIMS Funds,  but will not normally  invest in every  Underlying PIMS
Fund at any particular time. The Fund's assets are not allocated  according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making
allocation   decisions  among  the  Underlying  PIMS  Funds,  the  Fund's  asset allocation  sub-adviser  considers  various  quantitative  and qualitative  data relating to the U.S. and foreign  economies and securities  markets.  The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying  PIMS Funds based on its ongoing  analyses of the equity, fixed income and commodity markets.

   PIMCO VIT LOW DURATION PORTFOLIO  (ADMINISTRATIVE  CLASS). PIMCO Low Duration
Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT  OBJECTIVE:   To  seek  maximum  total  return,   consistent  with
preservation  of capital and prudent  investment  management.  The Fund seeks to achieve its  investment  objective by investing  under normal  circumstances  at least 65% of its assets in a diversified  portfolio of fixed income  instruments of varying  maturities.  The average  portfolio  duration of this Fund  normally varies  within a one- to  three-year  time frame based on PIMCO's  forecast  for interest rates. The Fund invests  primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield  securities  ("junk bonds")
rated B or higher by Moody's or S&P, or, if unrated,  determined  by PIMCO to be of comparable quality. The Fund may invest up to 20% of its assets in securities denominated  in foreign  currencies,  and may invest  beyond  this limit in U.S.
dollar-denominated  securities of foreign issuers.  The Fund will normally hedge at least 75% of its exposure to foreign  currency to reduce the risk of loss due to  fluctuations  in  currency  exchange  rates.  The Fund may invest all of its assets in derivative  instruments,  such as options,  futures  contracts or swap agreements, or in mortgage- or asset-backed securities.

   PIMCO VIT REAL RETURN  PORTFOLIO  (ADMINISTRATIVE  CLASS).  PIMCO Real Return
Portfolio (the "Fund") is a series of the PIMCO Variable Insurance Trust.

   INVESTMENT   OBJECTIVE:   To  seek  maximum  real  return,   consistent  with
preservation of real capital and prudent investment  management.  The Fund seeks its investment objective by investing under normal circumstances at least 65% of its assets in  inflation-indexed  bonds of varying maturities issued by the U.S.
and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.  Inflation-indexed  bonds are  fixed  income  securities  that are structured  to provide  protection  against  inflation.  The value of the bond's principal or the interest  income paid on the bond is adjusted to track  changes in an official  inflation  measure.  The U.S.  Treasury uses the Consumer  Price
Index for Urban  Consumers as the  inflation  measure.  Inflation-indexed  bonds issued by a foreign  government  are generally  adjusted to reflect a comparable inflation  index,  calculated by that  government.  "Real  return"  equals total return less the estimated cost of inflation,  which is typically measured by the change in an official inflation  measure.  The average portfolio duration of the
Fund  normally  varies  within two years (plus or minus) of the  duration of the
Lehman Global Real:  U.S. TIPS Index,  which as of March 1, 2003 was 7.80 years.
The Fund invests primarily in investment grade securities,  but may invest up to
10% of its assets in high yield  securities  ("junk bonds") rated B or higher by
Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.
The Fund also may invest up to 20% of its assets in  securities  denominated  in foreign currencies,  and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Fund will normally hedge at least 75% of its exposure to foreign  currency to reduce the risk of loss due to  fluctuations in currency  exchange rates. The Fund is  non-diversified,  which means that it may concentrate  its assets in a smaller number of issuers than a diversified  fund.
The Fund  may  invest  all of its  assets  in  derivative  instruments,  such as options,  futures contracts or swap agreements,  or in mortgage- or asset-backed securities.

THE RYDEX VARIABLE  TRUST -- The Rydex Variable Trust is an open-end  investment company.  Shares of the Trust's portfolios are available  exclusively for use as the  investment  vehicle  for  variable  annuity  and  variable  life  insurance products,  as well as for certain  pension,  profit sharing and other retirement plans. Rydex Global Advisors, 9601 Blackwell Rd., Suite 500 Rockville,  Maryland
20850, serves as investment adviser and manager of the portfolios of the Trust.

   RYDEX VT SECTOR  ROTATION FUND.  Rydex Sector Rotation Fund (the "Fund") is a
series of the Rydex Variable Trust.

   INVESTMENT  OBJECTIVE:  The Fund seeks to respond to the dynamically changing economy by moving its investments  among different  sectors or industries.  Each month  the  Advisor,  using  a  quantitative  methodology,  ranks  approximately fifty-nine different industries based on several measures of price momentum. The
Fund then invests in the top ranked industries.  Subject to maintaining adequate liquidity  in the fund,  each  industry  or sector  investment  is  intended  to represent the entire industry or sector.  The fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

SBL FUND -- SBL Fund, an open-end  management  investment  company of the series type, is organized as a Kansas  corporation.  SBL Fund offers its shares only as investment  vehicles for variable  annuity and variable life insurance  products issued by the  Company  and its  affiliated  life  insurance  company.  Security
Management  Company,  LLC, One Security Benefit Place,  Topeka,  Kansas 66636, a
wholly-owned subsidiary of the Company (the "Investment Manager"), serves as the investment adviser of each Series of SBL Fund.

   SERIES A (SBL EQUITY).  Series A (SBL Equity) (the "Fund") is a series of SBL
Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term capital growth by investing,  under normal market  conditions,  at least 80% of its net assets (plus  borrowings for investment  purposes) in a  widely-diversified  portfolio of equity  securities,
which  may  include  American   Depositary  Receipts  ("ADRs")  and  convertible
securities.  The Fund  typically  invests in the equity  securities of companies whose total market value is $5 billion or greater at the time of purchase.

   SERIES B (SBL LARGE CAP VALUE).  Series B (SBL Large Cap Value) (the  "Fund")
is a series of SBL Fund. The Investment  Manager has entered into a sub-advisory agreement  with The Dreyfus  Corporation,  200 Park Avenue,  New York,  New York
10166, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market conditions,  at least 80% of its total assets (plus borrowings for investment purposes) in large-capitalization  value companies (those whose total market value is $5 billion or greater at the time of purchase). The Fund's stock
investments  may  include  common  stocks,   preferred  stocks  and  convertible
securities of both U.S. issuers and U.S. dollar-denominated foreign issuers. The
Fund  may  temporarily  invest  in  cash,   government  bonds  or  money  market
securities.  In choosing  stocks,  the  Sub-Adviser,  The  Dreyfus  Corporation, invests in value-oriented companies, which are companies that are believed to be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential. The Sub-Adviser uses a blend of quantitative  analysis and  fundamental  research to identify stocks that appear favorably  priced and that may  benefit  from the  current  market and  economic environment.

   SERIES C (SBL MONEY  MARKET).  Series C (SBL Money  Market) (the "Fund") is a
series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek to provide as high a level of current income as is consistent  with preserving  capital.  The Fund invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D (SBL GLOBAL).  Series D (SBL Global) (the "Fund") is a series of SBL
Fund.  The  Investment  Manager has entered into a  sub-advisory  agreement with
OppenheimerFunds,  Inc., 498 Seventh Avenue,  New York, New York,  10018,  which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term growth of capital primarily through investment in common stocks and  equivalents  of companies of foreign  countries and the United States. The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States.
The Fund primarily  invests in foreign and domestic common stocks or convertible
stocks   of   growth-oriented   companies   considered   to  have   appreciation
possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.  Investments in debt securities may be made in uncertain market conditions.

   SERIES E (SBL DIVERSIFIED  INCOME).  Series E (SBL  Diversified  Income) (the
"Fund") is a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek to provide  current  income with  security of principal.  The Fund pursues its  objective by  investing,  under normal  market conditions,  primarily  in a  diversified  portfolio  of  investment  grade debt securities.  The Fund expects to maintain a weighted average duration of 3 to 10 years.  The debt securities in which the Fund invests will primarily be domestic securities,  but may also include  dollar  denominated  foreign  securities.  To manage risk, the Investment Manager  diversifies the Fund's holdings among asset classes and individual  securities.  The asset classes in which the Fund invests may  include  investment  grade  corporate  debt  securities,  high  yield  debt securities  (also  known  as "junk  bonds"),  investment  grade  mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

   SERIES G (SBL LARGE CAP GROWTH). Series G (SBL Large Cap Growth) (the "Fund")
is a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term  capital growth.  The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its net assets (plus  borrowings  for  investment  purposes) in common stock and other equity securities of large capitalization  companies (defined as companies whose total  market value is at least $5 billion at the time of  purchase).  The
Investment  Manager  seeks to invest in equity  securities  that have  long-term capital growth  potential.  The Fund invests  primarily in a portfolio of common
stocks,   which  may  include  ADRs  and  other  securities  with  common  stock characteristics,  such as securities convertible into common stocks. The Fund is non-diversified  as defined in the Investment  Company Act of 1940,  which means that it may hold a larger  position  in a smaller  number of  securities  than a diversified  fund. The Fund also may concentrate its investments in a particular industry that represents 20% or more of the Fund's  benchmark index, the Russell
1000 Growth Index.  Concentration means investment of more than 25% of the value of the Fund's assets in any one industry.

   SERIES H (SBL ENHANCED INDEX).  Series H (SBL Enhanced Index) (the "Fund") is
a series of SBL Fund.  The  Investment  Manager has entered into a  sub-advisory agreement  with Northern Trust  Investments,  NA.  ("NTI"),  50 La Salle Street,
Chicago,  Illinois 60675,  which provides  investment  advisory  services to the
Fund.

   INVESTMENT  OBJECTIVE:  To seek to outperform the S&P 500 Index through stock selection  resulting in different  weightings of common  stocks  relative to the index.  The Fund  pursues  its  objective  by  investing,  under  normal  market conditions,  at least 80% of its net  assets  (plus  borrowings  for  investment purposes)  in equity  securities  of  companies in the S&P 500 Index and futures contracts  representative  of the stocks  which  make up the index.  The S&P 500
Index is a well-known  stock market index composed of 500 selected common stocks that  represent  approximately  two-thirds of the total market value of all U.S.
common stocks. In addition,  the Fund may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

   SERIES J (SBL MID CAP GROWTH).  Series J (SBL Mid Cap Growth) (the "Fund") is
a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment purposes) in a diversified  portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400  Index.  The  index  currently  consists  of  securities  of companies  with  capitalizations  that range from $336 million to $11.8 billion.
Equity securities include common stock, rights, options,  warrants,  convertible debt securities and ADRs. The Investment  Manager selects equity securities that
it  believes  are   attractively   valued  with  the  greatest   potential   for
appreciation.

   SERIES  N  (SBL  MANAGED  ASSET  ALLOCATION).  Series  N (SBL  Managed  Asset
Allocation)  (the "Fund") is a series of SBL Fund.  The  Investment  Manager has entered into a sub-advisory  agreement with T. Rowe Price Associates,  Inc., 100
East Pratt Street, Baltimore, Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek a high  level of total  return  by  investing primarily in a  diversified  portfolio of debt and equity  securities.  The Fund pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities.  The mix may vary over shorter time periods  where the fixed income  portion may range  between  30-50% and the equity  portion  between  50-70%.  The  precise  mix of equity and fixed  income securities will depend on the Sub-Adviser's outlook for the markets.

   SERIES O (SBL EQUITY INCOME).  Series O (SBL Equity Income) (the "Fund") is a
series of SBL Fund.  The  Investment  Manager  has entered  into a  sub-advisory agreement with T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
Maryland 21202, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek to provide substantial dividend income and also capital  appreciation  by investing  primarily in common  stocks of  established companies.  The Fund pursues its  objective by  investing,  under normal  market conditions,  at least 80% of its net  assets in common  stocks,  with 65% in the common stocks of well-established  companies paying above-average dividends. The
Sub-Adviser,  T. Rowe  Price,  typically  employs a  value-oriented  strategy in selecting  investments for the Fund. The Sub-Adviser's  research team identifies companies  that  appear  to be  undervalued  by  various  measures  and  may  be temporarily out of favor,  but have good prospects for capital  appreciation and dividend growth.

   SERIES P (SBL HIGH YIELD). Series P (SBL High Yield) (the "Fund") is a series of SBL Fund.

   INVESTMENT OBJECTIVE:  To seek high current income. Capital appreciation is a secondary objective.  The Fund pursues its objective by investing,  under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment  purposes) in a broad range of high-yield,  high risk debt securities rated in medium or lower  rating  categories  or  determined  by the  Investment
Manager to be of comparable quality ("junk bonds"). The Fund will not purchase a debt  security,  if at the time of  purchase,  it is rated in default.  The debt securities in which the Fund invests will primarily be domestic securities,  but may also include dollar denominated foreign securities. The Fund may also invest
in  equity   securities,   including   common  and   preferred   stocks,   ADRs,
exchange-traded real estate investment trusts,  warrants,  rights, and a variety of investment  companies that seek to track and the  composition and performance of a specific  index.  The Fund's  average  weighted  maturity is expected to be between 3 and 15 years.

   SERIES Q (SBL SMALL CAP VALUE).  Series Q (SBL Small Cap Value) (the  "Fund")
is a series of SBL Fund. The Investment  Manager has entered into a sub-advisory agreement  with Strong Capital  Management  Corporation,  100 Heritage  Reserve,
Menomonee,  Wisconsin 53051, which provides  investment advisory services to the
Fund.

   INVESTMENT  OBJECTIVE:  To seek  capital  growth by  investing,  under normal market  conditions,  at  least  80% of  its  net  assets  (plus  borrowings  for investment purposes) in stocks of small-capitalization companies that the Fund's
Sub-Adviser,  Strong Capital Management, Inc., believes are undervalued relative to the market based on  earnings,  cash flow,  or asset value.  The Fund defines small-capitalization  companies as those companies with a market  capitalization substantially  similar to that of  companies  in the Russell  2500™ Index at the time of purchase.  The Sub-Adviser  specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate  restructuring,  a new  product  or  service,  or a change in the  political,  economic,  or social environment.

   SERIES S (SBL SOCIAL AWARENESS). Series S (SBL Social Awareness) (the "Fund")
is a series of SBL Fund.

   INVESTMENT OBJECTIVE: To seek capital appreciation by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the
Investment Manager believes have above-average earnings potential and which meet certain established social criteria.  The Fund also may invest in companies that are included in the Domini 400 Social Index(SM),  which companies will be deemed to comply with the Fund's social criteria. The Domini 400 Social Index(SM) (DSI)
is  a  market  capitalization-weighted  common  stock  index.  It  monitors  the performance  of 400 U.S.  corporations  that pass multiple,  broad-based  social screens.

   SERIES V (SBL MID CAP VALUE).  Series V (SBL Mid Cap Value) (the "Fund") is a
series of SBL Fund.

   INVESTMENT  OBJECTIVE:  The Fund pursues its  objective by  investing,  under normal market  conditions,  at least 80% of its net assets (plus  borrowings for investment purposes) in a diversified  portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400  Index.  The  index  currently  consists  of  securities  of companies  with  market  capitalizations  that range from $336  million to $11.8 billion. Equity securities include common stock, rights, options, warrants, ADRs and convertible debt securities. The Investment Manager typically chooses equity
securities  that  appear  undervalued  relative  to  assets,  earnings,   growth
potential or cash flows.  Due to the nature of value  companies,  the securities included in the Fund's  portfolio  typically  consist of small- to  medium-sized companies.  The Fund is subject to the risks  associated with investing in small capitalization companies.

   SERIES W (SBL MAIN  STREET  GROWTH AND  INCOME®).  Series W (SBL Main  Street
Growth and Income®) (the "Fund") is a series of SBL Fund. The Investment Manager has entered into a  sub-advisory  agreement  with  OppenheimerFunds,  Inc.,  498
Seventh Avenue,  New York, New York, 10018, which provides  investment  advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt  securities.
The Fund  pursues its  objective by  investing  mainly in common  stocks of U.S.
companies,  but it can also invest in other equity  securities such as preferred stocks and securities convertible into common stocks. Although the Fund does not have any requirements as to the  capitalization  of issuers in which it invests, the Fund's  Sub-Adviser,  OppenheimerFunds,  currently  emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Fund may increase the relative emphasis of its investments in small-cap and mid-cap stocks.  While the Fund can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Fund can also use hedging instruments and certain derivative investments.

   SERIES X (SBL SMALL CAP GROWTH). Series X (SBL Small Cap Growth) (the "Fund")
is a series of SBL Fund. The Investment  Manager has entered into a sub-advisory agreement with RS Investment Management, L.P., 388 Market Street, San Francisco,
California 94111, which provides investment advisory services to the Fund.

   INVESTMENT OBJECTIVE: To seek long-term growth of capital by investing, under normal market  conditions,  at least 80% of its net assets (plus  borrowings for
investment   purposes)   in  equity   securities   of   companies   with  market
capitalizations  of $1.5 billion or less at the time of investment  that, in the opinion of the Sub-Adviser,  RS Investment Management,  L.P., have the potential for long-term  capital growth.  Equity  securities  include common and preferred stocks, and warrants and securities convertible into common or preferred stocks.
The Fund may invest the  remainder of its assets in  securities  of companies of any size.  The Fund may also engage in short sales of  securities  it expects to decline  in price.  The  Series  will  likely  invest a portion of its assets in technology and internet-related companies.

   SERIES Y (SBL SELECT 25).  Series Y (SBL Select 25) (the  "Fund") is a series of SBL Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term  growth of capital by concentrating its  investments  in a core position of 20-30 common stocks of growth  companies which have exhibited  consistent above average  earnings or revenue growth.  The
Fund is  non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger  position in a smaller number of securities than a  diversified  fund.  The  Investment  Manager  selects  what it believes to be premier  growth  companies as the core position for the Fund using a "bottom-up"
approach in selecting  growth stocks.  Portfolio  holdings will be replaced when one or more of the  company's  fundamentals  have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

   SERIES Z (SBL  ALPHA  OPPORTUNITY).  Series Z (SBL  Alpha  Opportunity)  (the
"Fund") is a series of SBL Fund.  The  Investment  Manager  has  entered  into a sub-advisory agreement with Mainstream Investment Advisers, LLC, 101 West Spring
Street, Suite 401, New Albany, Indiana 47150, which provides investment advisory services to the Fund.

   INVESTMENT  OBJECTIVE:  To seek long-term growth of capital. The Fund pursues its objective by investing, under normal market conditions, approximately 50% of its total  assets  according  to a  long/short  strategy  managed  by the Fund's sub-adviser,  Mainstream,  and 50% of its  total  assets  according  to an index strategy based on the S&P 500 Composite  Stock Price Index (the "S&P 500 Index")
managed by the Investment Manager.

   The  Fund  pursues  its  long/short   strategy  by  investing   primarily  in
publicly-traded  equity  securities,  principally common stocks, but to a lesser
degree   in   exchange   traded   funds  and  other   securities   with   equity
characteristics. The Fund may engage in short sales of securities believed to be overvalued.  The Fund pursues its index  strategy  primarily by investing in S&P
500 equity derivatives backed by a portfolio of fixed income securities.